As filed with the Securities and Exchange Commission on March 2, 1998
                                             Registration No. 2-14767
                                                             811-0865
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              X

     Pre-Effective Amendment No.



     Post-Effective Amendment No.    65                              X

          and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      X

                  Amendment No.     20                               X

              (Check appropriate box or boxes.)

           LEXINGTON GROWTH AND INCOME FUND, INC.
           -------------------------------------
     (Exact name of Registrant as specified in Charter)

                   Park 80 West Plaza Two
               Saddle Brook, New Jersey  07663
             -----------------------------------
          (Address of principal executive offices)

       Registrant's Telephone Number:  (201) 845-7300


                   Lisa Curcio, Secretary
           Lexington Growth and Income Fund, Inc.
   Park 80 West Plaza Two, Saddle Brook, New Jersey  07663
             --------------------------------------
           (Name and address of agent for service)

                       With a copy to:
                    Carl Frischling, Esq.
               Kramer, Levin, Naftalis & Frankel
         919 Third Avenue, New York, New York 10022
         ------------------------------------------

     It is proposed that this filing will become effective 60 days after filing pursuant to Paragraph (a) of Rule 485.
          ----------------------------------------

     The Registrant has registered an indefinite number of shares under the Securities Act of 1933, pursuant to Section 24(f) of the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 1997 will be filed by March 31, 1998.

           LEXINGTON GROWTH AND INCOME FUND, INC.
             REGISTRATION STATEMENT ON FORM N-1A
                    CROSS REFERENCE SHEET


                           PART A

Items in Part A                                             Prospectus
of Form N-1A          Prospectus Caption                    Page Number
-------------         ------------------                    -----------
   1.                 Cover Page                            Cover Page

   2.                 Synopsis                                   *

   3.                 Condensed Financial Information           15

   4.                 General Description of Registrant          4

   5.                 Management of the Fund                    42

   6.                 Capital Stock and Other Securities        61

   7.                 Purchase of Securities Being Offered      51

   8.                 Redemption or Repurchase                  54

   9.                 Legal Proceedings                          *


Note * Omitted since answer is negative or inapplicable

           LEXINGTON GROWTH AND INCOME FUND, INC.


                 STATEMENT OF ADDITIONAL               STATEMENT OF ADDITIONAL
PART B           INFORMATION CAPTION                   INFORMATION PAGE NUMBER
------           ----------------------                 ---------------------
 10.             Cover Page                                  Cover Page

 11.             Table of Contents                           Cover Page

 12.             General Information and History             61 (Part A)

 13.             Investment Objectives and Policies               2

 14.             Management of the Registrant                    11

 15.             Control Persons and Principal Holders            3
                 of Securities

 16.             Investment Advisory and Other Services           3

 17.             Brokerage Allocation and Other Practices         4

 18.             Capital Stock and Other Securities          61 (Part A)

 19.             Purchase, Redemption and Pricing of         51, 54 (Part A)
                 securities being offered

 20.             Tax Status                                       6

 21.             Underwriters                                     3

 22.             Calculation of Yield Quotations on Money         *
                 Market Funds

 23.             Financial Statements                            14


PART C
------
             Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

* Not Applicable

                               THE LEXINGTON FUNDS

                                  P.O. Box 1515

                             Park 80 West Plaza Two
                         Saddle Brook, New Jersey 07663

                              Shareholder Services--1-800-526-0056
                                                    1-201-845-7300

          Institutional/Financial Adviser Services--1-800-367-9160
                       24 Hour Account Information--1-800-526-0052

                      24 Hour Investor Information--1-800-526-0057


PROSPECTUS

May 1, 1998

      The following eleven mutual funds (each a "Fund," and collectively the "Funds") are offered in this Prospectus:

    Fund Name                                                  NASDAQ Symbol
    Lexington Crosby Small Cap Asia Growth Fund, Inc.             LXCAX
    Lexington Global Corporate Leaders Fund, Inc,                 LXGLX
      (formerly, Lexington Global Fund, Inc.)
    Lexington GNMA Income Fund, Inc.                              LEXNX
    Lexington Goldfund, Inc.                                      LEXMX
    Lexington Growth and Income Fund, Inc.                        LEXRX
    Lexington International Fund, Inc.                            LEXIX
    Lexington Money Market Trust                                  LMMXX
    Lexington Ramirez Global Income Fund                          LEBDX
    Lexington SmallCap Fund, Inc.                                 LESVX
      (formerly, Lexington SmallCap ValueFund, Inc.)
    Lexington Troika Dialog Russia Fund, Inc.                     LETRX
    Lexington Worldwide Emerging Markets Fund, Inc.               LEXGX

      Each Fund's shares offered in this Prospectus are sold at net asset value with no sales load, no commissions and (except for certain redemptions of the Lexington Troika Dialog Russia Fund) no redemption or exchange fees. The minimum initial investment in each Fund is $1000 ($5,000 for the Lexington Troika Dialog Russia Fund), and subsequent investments must be at least $50. See "How to Invest in the Funds."

      Each Fund is an open-end management investment company and managed by Lexington Management Corporation (the "Manager"), an affiliate of Lexington Funds Distributor Inc. (the "Distributor"). Each Fund has its own investment objective and policies designed to meet different investment goals. The Lexington Ramirez Global Income Fund may invest without limitation in lower rated debt securities commonly referred to as "junk bonds." Investments of this type are subject to greater risk of loss of principal and interest. Lexington Troika Dialog Russia Fund involves speculative investments and special risks, such as political, economic and legal uncertainties, currency fluctuations, portfolio settlement and custody risks and risks of loss arising out of Russia's system of share registration. These risks are discussed more fully on page 37 of this Prospectus, and investors should read these sections in detail. The Fund may not be appropriate for all investors. As with all mutual funds, there is no guarantee a Fund will achieve its objective.

      Please read this Prospectus before investing and retain it for future reference. A Statement of Additional Information dated May 1, 1998, has been filed with the Securities and Exchange Commission, is incorporated to this Prospectus by reference and is available without charge by calling the appropriate telephone number above or writing to the address listed above. Information about the Lexington Funds is available on the Internet at http://www.sec.gov or http://www.lexingtonfunds.com

      AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE LEXINGTON MONEY MARKET TRUST WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

      MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF (OR ENDORSED OR GUARANTEED BY) ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTING IN MUTUAL FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL, AND THEIR VALUE AND RETURN WILL FLUCTUATE.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                    The Lexington Funds ...............    3
                    Fees and Expenses of the Funds ....    5
                    Financial Highlights ..............    8
                    The Funds' Investment Objectives
                      and Policies ....................   19
                    Portfolio Securities ..............   27
                    Other Investment Practices ........   32
                    Risk Considerations ...............   34
                    Management of the Funds ...........   41
                    How to Contact the Funds ..........   52
                    How to Invest in the Funds ........   52
                    How to Redeem an Investment
                      in the Funds ....................   55
                    Exchange/Telephone Redemption
                       Privileges and Restrictions ....   58
                    How Net Asset Value is Determined .   59
                    Dividends and Distributions .......   61
                    Taxation ..........................   62
                    General Information ...............   63
                    Back-up Withholding ...............   65
                    Glossary ..........................   66

THE LEXINGTON FUNDS

      The Funds' investment objectives are summarized below. See "The Funds' Investment Objectives and Policies" beginning on page 19, "Portfolio Securities" beginning on page 28, "Other Investment Practices" beginning on page 19 and "Risk Considerations" beginning on page 35 for more detailed information.

International Funds

Lexington Crosby Small Cap Asia Growth Fund, Inc.

      The Lexington Crosby Small Cap Asia Growth Fund's investment objective is to seek long-term capital appreciation through investment in equity securities and equivalents of companies in the Asia Region having market capitalizations of less than $1 billion.

Lexington Global Corporate Leaders Fund, Inc.

      The Lexington Global Corporate Leaders Fund's investment objective is to seek long term growth of capital through investment in equity securities and equivalents of foreign and U.S. companies. The Fund seeks to achieve its objective by investing at least 65% of its total assets in a diversified portfolio of blue chip securities that in the opinion of the Fund represent "corporate leaders" in their respective industries.

Lexington International Fund, Inc.

      The Lexington International Fund's investment objective is to seek long-term growth of capital through investment in equity securities and equivalents of companies outside the United States.

Lexington Ramirez Global Income Fund

      The Lexington Ramirez Global Income Fund's investment objective is to seek high current income. Capital appreciation is a secondary objective. The Lexington Ramirez Global Income Fund invests in a combination of foreign and domestic high-yield, lower rated or unrated debt securities.

Lexington Troika Dialog Russia Fund, Inc.

      The Lexington Troika Dialog Russia Fund's investment objective is to seek long-term capital appreciation through investment primarily in the equity securities of Russian companies.

Lexington Worldwide Emerging Markets Fund, Inc.

      The Lexington Worldwide Emerging Markets Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities and equivalents of emerging market companies.

Domestic Equity Funds

Lexington Growth and Income Fund, Inc.

      The Lexington Growth and Income Fund's principal investment objective is long term appreciation of capital. Income is a secondary objective. The Fund will seek to achieve its objective over the long term through investment in the stocks of large, ably managed and well financed companies.

Lexington SmallCap Fund, Inc.

      The Lexington SmallCap Fund's principal investment objective is long term capital appreciation. The Lexington SmallCap Fund will seek to obtain its objective through investment in equity securities and equivalents primarily of domestic companies having market capitalizations of less than $1 billion.

Precious Metals Funds

Lexington Goldfund, Inc.

      The Lexington Goldfund's investment objective is to attain capital appreciation and such hedge against loss of buying power as may be obtained through investment in gold securities of companies engaged in mining or processing gold throughout the world.

Domestic Fixed-Income Funds

Lexington GNMA Income Fund, Inc.

      The Lexington GNMA Income Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") Certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

Money Market Funds

Lexington Money Market Trust

      The Lexington Money Market Trust's investment objective is to seek as high a level of current income from short-term investments as is consistent with the preservation of capital and liquidity. The Lexington Money Market Trust seeks to maintain a stable net asset value of $1 per share.

Fees and Expenses of the Funds

Shareholder Transaction Expenses

      An investor would pay the following charges when buying or redeeming shares of a Fund:

--------------------------------------------------------------------------------
                   Maximum
   Maximum          Sales
    Sales       Load Imposed
Load Imposed    on Reinvested     Deferred Sales     Redemption
on Purchases      Dividends            Load             Fees+      Exchange Fees
--------------------------------------------------------------------------------
    None            None               None             None           None
--------------------------------------------------------------------------------

+ Shareholders effecting redemptions via wire transfer may be required to pay fees, including the wire fee and other fees, that will be directly deducted from redemption proceeds. LEXINGTON TROIKA DIALOG RUSSIA FUND ONLY: You will pay a redemption fee of 2% for shares you redeem within 365 days after you have purchased them. See "How to Redeem an Investment in the Funds."

Annual Fund Operating Expenses (as a percentage of average net assets):


                                                                                                                  Total Fund
                                                      Management          Rule 12b-1              Other            Operating
                                                         Fees                  Fees               Fees             Expenses
------------------------------------------------------------------------------------------------------------------------------------
International Funds
Lexington Crosby Small Cap Asia Growth Fund              1.25                                     1.05               2.30*
Lexington Global Corporate Leaders Fund, Inc.            1.00                                     0.75               1.75
Lexington International Fund                             1.00                  0.25               0.50               1.75*
Lexington Ramirez Global Income Fund                     1.00                  0.25               0.25               1.50*
Lexington Troika Dialog Russia Fund                      1.25                  0.25               0.35               1.85**
Lexington Worldwide Emerging Markets Fund                1.00                                     0.82               1.82
------------------------------------------------------------------------------------------------------------------------------------
Domestic Equity Funds
Lexington Growth and Income Fund                         0.64                  0.25               0.28               1.17
Lexington SmallCap Fund                                  1.00                  0.25               1.32               2.57*
------------------------------------------------------------------------------------------------------------------------------------
Precious Metals Funds
Lexington Goldfund                                       0.90                  0.25               0.50               1.65
------------------------------------------------------------------------------------------------------------------------------------
Domestic Fixed-Income Funds
Lexington GNMA Income Fund                               0.60                                     0.41               1.01
------------------------------------------------------------------------------------------------------------------------------------
Money Market Funds
Lexington Money Market Trust                             0.50                                     0.50               1.00*
* Net of reimbursement or waivers
**Net of redemption fee proceeds


      This table is intended to assist the investor in understanding the various expenses of each Fund. Operating expenses are paid out of a Fund's assets and are factored into the Fund's share price. Each Fund estimates that it will have the expenses listed (expressed as a percentage of average net assets) for the current fiscal year.

Example of Expenses for the Funds

      Assuming, hypothetically, that each fund's annual return is 5% and that its operating expenses are as set forth on previous page, an investor buying $1,000 of a fund's shares would have paid the following total expenses upon redeeming such shares:

                                            1 Year   3 Years   5 Years  10 Years
--------------------------------------------------------------------------------
Lexington Crosby Small Cap Asia Growth Fund  23.31    71.84     123.02   263.57
Lexington Global Corporate Leaders Fund      17.78    55.11      94.89   206.24
Lexington International Fund                 17.78    55.11      94.89   206.24
Lexington Ramirez Global Income Fund         15.26    47.41      81.84   179.05
Lexington Troika Dialog Russia Fund          39.42    58.17     100.07   216.92
Lexington Worldwide Emerging Markets Fund    18.49    57.25      98.52   213.73
Lexington Growth and Income Fund             11.92    37.16      64.37   142.04
Lexington SmallCap Fund                      26.01    79.95     136.54   290.49
Lexington Goldfund                           16.78    52.03      89.69   195.45
Lexington GNMA Income Fund                   10.30    32.15      55.79   123.62
Lexington Money Market Trust                 10.20    31.84      55.25   122.46

      This example is to show the effect of expenses. This example does not represent past or future expenses or returns; actual expenses and returns may vary.

                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios

      The following financial information for the periods ended December 31, 1988 (or inception of Fund, if later), through December 31, 1997, was audited by KPMG Peat Marwick LLP, whose reports, appear in the 1997 Annual Reports of the Funds.

                   Lexington Crosby Small Cap Asia Growth Fund

                                                                                                        July 3, 1995
                                                                                                (commencement of operations)
                                                                    1997           1996              to December 31, 1995
                                                                  --------       --------        ---------------------------
Net asset value, beginning of period                              $  12.24        $   9.76                $  10.00
Income (loss) from investment operations:
 Net investment income (loss)                                        (0.05)          (0.05)                   0.02
 Net realized and unrealized gain (loss) on investments              (5.13)           2.54                   (0.24)
-----------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations                       (5.18)           2.49                   (0.22)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
 Distributions from net investment income                             --              --                     (0.02)
 Distributions in excess of net investment income                     --             (0.01)                   --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   7.06        $  12.24                $   9.76
-----------------------------------------------------------------------------------------------------------------------------
Total return                                                        (42.32%)         25.50%                  (4.39)%*
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net asset of:
 Expenses, before reimbursement or waiver                             2.30%           2.64%                   3.51%*
-----------------------------------------------------------------------------------------------------------------------------
 Expenses, net of reimbursement or waiver                             2.30%           2.42%                   1.75%*
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss), before reimbursement or waiver       (0.32%)         (0.86)%                 (1.24)%*
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss), net of reimbursement or waiver       (0.32%)         (0.64)%                  0.52%*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                  187.41%         176.49%                  40.22%*
-----------------------------------------------------------------------------------------------------------------------------
Average commission paid on equity security transactions**         $  0.005            --                      --
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                         $ 13,867        $ 23,796                $  8,936
-----------------------------------------------------------------------------------------------------------------------------

*     Annualized

** The average commission paid on equity security transactions for the year ended December 31, 1996 was less than $0.005 per share of securities purchased and sold. In accordance with SEC disclosure guidelines, the average commissions paid on equity security transactions are calculated for the periods beginning with the year ended December 31, 1996, but not for prior periods.

                         Lexington Global Corporate Leaders Fund

                                                         1997       1996       1995       1994       1993
                                                         ----       ----       ----       ----       ----
Net asset value, beginning of period                  $ 11.28    $ 11.32    $ 11.17    $ 13.51    $ 11.09
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
    Net investment income                                0.03       0.01       0.09       0.02       0.06
    Net realized and unrealized gain (loss)
      on investments                                     0.73       1.84       1.10       0.23       3.47
Total income (loss)
    from investment operations                           0.76       1.85       1.19       0.25       3.53
----------------------------------------------------------------------------------------------------------
Less distributions:
    Dividends from net investment income                (0.09)     (0.16)     (0.29)      --        (0.06)
    Distributions in excess of net investments
      income (temporary book-tax difference)             --         --        (0.13)      --         --
----------------------------------------------------------------------------------------------------------
    Dividends from net realized capital gains           (1.36)     (1.73)     (0.62)     (2.46)     (1.05)
    Distributions in excess of net realized capital
      gains (temporary book-tax difference)              --         --         --        (0.13)      --
----------------------------------------------------------------------------------------------------------
Total distributions                                     (1.45)     (1.89)     (1.04)     (2.59)     (1.11)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $ 10.59    $ 11.28    $ 11.32    $ 11.17    $ 13.51
----------------------------------------------------------------------------------------------------------
Total return                                             6.90%     16.43%     10.69%      1.84%     31.88%
----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
----------------------------------------------------------------------------------------------------------
    Expenses                                             1.75%      1.90%      1.67%      1.61%      1.49%
----------------------------------------------------------------------------------------------------------
    Net investment income                                0.23%      0.11%      0.48%      0.14%      0.52%
----------------------------------------------------------------------------------------------------------
Portfolio turnover                                     117.48%    128.05%    166.35%     83.40%     84.61%
----------------------------------------------------------------------------------------------------------
Average commission paid on equity SEC transactions*   $  0.01    $  0.03       --         --         --
----------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)             $35,085    $37,223    $53,614    $67,392    $87,313
----------------------------------------------------------------------------------------------------------


                                                         1992       1991       1990       1989       1988
                                                         ----       ----       ----       ----       ----
Net asset value, beginning of period                  $ 11.57    $ 10.26    $ 12.83    $ 10.89    $  9.89
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
    Net investment income                                0.06       0.09       0.11       0.01       0.02
    Net realized and unrealized gain (loss)
      on investments                                    (0.47)      1.50      (2.25)      2.72       1.56
Total income (loss)
    from investment operations                          (0.41)      1.59      (2.14)      2.73       1.58
----------------------------------------------------------------------------------------------------------
Less distributions:
    Dividends from net investment income                (0.07)     (0.08)     (0.11)     (0.02)     (0.02)
    Distributions in excess of net investments
      income (temporary book-tax difference)             --         --         --         --         --
----------------------------------------------------------------------------------------------------------
    Dividends from net realized capital gains            --        (0.20)     (0.32)     (0.77)     (0.56)
    Distributions in excess of net realized capital
      gains (temporary book-tax difference)              --         --         --         --         --
----------------------------------------------------------------------------------------------------------
Total distributions                                     (0.07)     (0.28)     (0.43)     (0.79)     (0.58)
Net asset value, end of period                        $ 11.09    $ 11.57    $ 10.26    $ 12.83    $ 10.89
Total return                                            (3.55%)    15.55%    (16.75%)    25.10%     15.99%
Ratios to average net assets:
----------------------------------------------------------------------------------------------------------
    Expenses                                             1.52%      1.57%      1.59%      1.64%      1.80%
----------------------------------------------------------------------------------------------------------
    Net investment income                                0.55%      0.79%      0.99%      0.13%      0.12%
Portfolio turnover                                      81.38%     75.71%     81.88%    113.58%     96.90%
Average commission paid on equity SEC transactions*      --         --         --         --         --
Net assets, end of period (000's omitted)             $50,298    $53,886    $50,501    $57,008    $38,150
----------------------------------------------------------------------------------------------------------

* In accordance with SEC disclosure guidelines, the average commissions are calculated for the periods beginning with the year ended December 31, 1996, but not for prior periods.

                          Lexington International Fund

                                                                           1997           1996           1995          1994
                                                                           ----           ----           ----          ----
Net asset value, beginning of period                                      $10.86         $10.60        $10.37         $10.00
Income (loss) from investment operations:
    Net investment income (loss)                                            0.07           (.02)         (.01)          (.08)
    Net realized and unrealized gain on investments                         0.10           1.45           .61            .67
------------------------------------------------------------------------------------------------------------------------------
Total income from investment operations                                     0.17           1.43           .60            .59
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
    Distributions from net investment income                               (0.13)          (.20)           --             --
    Dividends in excess of net investment income
      (temporary book-tax difference)                                         --             --          (.35)            --
    Distributions from net realized capital gains                          (0.80)          (.97)         (.02)          (.10)
    Distributions in excess of net realized capital
      gains (temporary book-tax difference)                                   --             --           --            (.12)
------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                    (0.93)         (1.17)         (.37)          (.22)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $10.10         $10.86        $10.60         $10.37
------------------------------------------------------------------------------------------------------------------------------
Total return                                                                1.61%         13.57%         5.77%          5.87%
------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
------------------------------------------------------------------------------------------------------------------------------
    Expenses, before reimbursement or waiver                                2.15%          2.45%         2.46%          2.39%
------------------------------------------------------------------------------------------------------------------------------
    Expenses, net of reimbursement or waiver                                1.75%          2.45%         2.46%          2.39%
------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss), before reimbursement or waiver            0.13%         (0.39%)        (.12%)         (.94%)
------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss), net of reimbursement or waiver            0.53%         (0.39%)        (.12%)         (.94%)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                        122.56%        113.55%       137.72%        100.10%
------------------------------------------------------------------------------------------------------------------------------
Average commission paid on equity security transactions*                   $0.01          $0.03            --             --
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                                $19,949        $18,891       $17,855        $17,843
------------------------------------------------------------------------------------------------------------------------------

* In accordance with SEC disclosure guidelines, the average commissions are calculated for the periods beginning with the year ended December 31, 1996, but not for prior periods.

                      Lexington Ramirez Global Income Fund

                                                 1997       1996       1995       1994       1993       1992
                                                 ----       ----       ----       ----       ----       ----
Net asset value, beginning of period          $ 11.22    $ 10.75    $  9.80    $ 10.95    $ 10.39    $ 10.35
Income (loss) from investment operations:
    Net investment income                        1.04       1.01       0.96       0.46       0.53       0.61
    Net realized and unrealized gain (loss)
      on investments                            (0.50)      0.36       0.95      (1.16)      0.58       0.04
-------------------------------------------------------------------------------------------------------------
Total income (loss)
    from investment operations                   0.54       1.37       1.91      (0.70)      1.11       0.65
-------------------------------------------------------------------------------------------------------------
Less distributions:
    Dividends from net investment income        (0.91)     (0.86)     (0.96)     (0.45)     (0.55)     (0.61)
    Distributions from net realized gains       (0.27)      (.04)      --         --         --         --
-------------------------------------------------------------------------------------------------------------
    Total distributions                         (1.18)      (.90)     (0.96)     (0.45)     (0.55)     (0.61)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $ 10.58    $ 11.22    $ 10.75    $  9.80    $ 10.95    $ 10.39
-------------------------------------------------------------------------------------------------------------
Total return                                     5.00%     13.33%     20.10%     (6.52%)    10.90%      6.51%
-------------------------------------------------------------------------------------------------------------

Ratio to average net assets:
-------------------------------------------------------------------------------------------------------------
    Expenses, before reimbursement or waiver     2.17%      2.33%      3.07%      1.80%      1.44%      1.54%
-------------------------------------------------------------------------------------------------------------
    Expenses, net of reimbursement or waiver     1.50%      1.50%      2.75%      1.50%      1.44%      1.50%
-------------------------------------------------------------------------------------------------------------
    Net investment income, before
      reimbursement or waiver                    8.99%      9.49%      9.48%      4.18%      4.83%      5.88%
-------------------------------------------------------------------------------------------------------------
    Net investment income, net of
      reimbursement or waiver                    9.66%     10.32%      9.80%      4.48%      4.83%      5.92%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover                             117.94%     71.83%    164.72%     10.20%     31.06%     31.24%
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)     $23,668    $29,110    $12,255    $10,351    $14,576    $13,085
-------------------------------------------------------------------------------------------------------------

                                                 1991       1990       1989       1988
                                                 ----       ----       ----       ----
Net asset value, beginning of period          $ 10.05    $ 10.12    $ 10.03    $  9.67
Income (loss) from investment operations:
    Net investment income                        0.67       0.73       0.63       0.63
    Net realized and unrealized gain (loss)
      on investments                             0.30      (0.09)      0.09       0.36
---------------------------------------------------------------------------------------
Total income (loss)
    from investment operations                   0.97       0.64       0.72       0.99
---------------------------------------------------------------------------------------
Less distributions:
    Dividends from net investment income        (0.67)     (0.71)     (0.63)     (0.63)
    Distributions from net realized gains        --         --         --         --
---------------------------------------------------------------------------------------
    Total distributions                         (0.67)     (0.71)     (0.63)     (0.63)
---------------------------------------------------------------------------------------
Net asset value, end of period                $ 10.35    $ 10.05    $ 10.12    $ 10.03
---------------------------------------------------------------------------------------
Total return                                    10.03%      6.62%      7.40%     10.54%
---------------------------------------------------------------------------------------

Ratio to average net assets:
---------------------------------------------------------------------------------------
    Expenses, before reimbursement or waiver     1.65%      1.61%      1.72%      1.50%
---------------------------------------------------------------------------------------
    Expenses, net of reimbursement or waiver     1.12%      1.08%      1.20%      1.33%
---------------------------------------------------------------------------------------
    Net investment income, before
      reimbursement or waiver                    6.11%      6.67%      5.70%      6.16%
---------------------------------------------------------------------------------------
    Net investment income, net of
      reimbursement or waiver                    6.64%      7.20%      6.22%      6.33%
---------------------------------------------------------------------------------------
Portfolio turnover                              29.45%     44.50%     46.60%     67.11%
---------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)     $12,252    $10,707    $12,739    $13,139
---------------------------------------------------------------------------------------

                       Lexington Troika Dialog Russia Fund

                                                                                          July 3, 1996 to
                                                                     1997                December 31, 1996**
                                                                     ----                -------------------
Net asset value, beginning of period                                 $11.24                    $12.12
------------------------------------------------------------------------------------------------------------
    Income (loss) from investment operations:
    Net investment income (loss)                                      (0.01)                    (0.05)
    Net realized and unrealized gain (loss) on investments             7.57                     (0.51)
------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations                         7.56                     (0.56)
------------------------------------------------------------------------------------------------------------
    Less distributions:
    Distributions from net realized capital gains                     (1.30)                    (0.32)
------------------------------------------------------------------------------------------------------------
    Total distributions                                               (1.30)                    (0.32)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $17.50                    $11.24
------------------------------------------------------------------------------------------------------------
Total return                                                          67.50%                   (9.01)%*
------------------------------------------------------------------------------------------------------------
Ratios to average net asset of:
    Expenses, before reimbursement or redemption fee proceeds          2.89%                     5.07%*
------------------------------------------------------------------------------------------------------------
    Expenses, net of reimbursement or redemption fee proceeds          1.85%                     2.65%*
------------------------------------------------------------------------------------------------------------
    Net investment loss, before reimbursement or waivers              (1.14)%                   (3.69)%*
------------------------------------------------------------------------------------------------------------
    Net investment loss, net of reimbursement or waivers              (0.11)%                   (1.27)%*
------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    66.84%                   115.55%*
------------------------------------------------------------------------------------------------------------
Average commission paid on equity security transactions                  --                        --***
------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                          $137,873                   $13,846
------------------------------------------------------------------------------------------------------------

* Annualized

** The Fund's commencement of operations was June 3, 1996 with the investment of its initial capital. The Fund's registration statement with the Securities and Exchange Commission became effective on July 3, 1996. Financial results prior to the effective date of the Fund's registration statement are not presented in this Financial Highlights Table.

***The average commission paid on equity security transactions for the year ended December 31, 1997 and for the period ended December 31, 1996 was less than $0.005 per share of securities purchased and sold.

                    Lexington Worldwide Emerging Markets Fund

                                                    1997        1996        1995        1994        1993
                                                    ----        ----        ----        ----        ----
Net asset value, beginning of period            $  11.49    $  10.70    $  11.47    $  13.96    $   8.66
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)                       0.01        --          0.08       (0.01)       0.05
 Net realized and unrealized gain (loss)
  on investments                                   (1.32)       0.79       (0.76)      (1.92)       5.43
----------------------------------------------------------------------------------------------------------
Total income (loss)
 from investment operations                        (1.31)       0.79       (0.68)      (1.93)       5.48
----------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income               --          --         (0.08)       --         (0.01)
 Distributions in excess of net investment
  income (temporary book-tax difference)            --          --         (0.01)       --          --
 Distributions from net realized gains              --          --          --         (0.47)      (0.17)
 Distributions in excess of net realized gains
  (temporary book-tax difference)                   --          --          --         (0.09)       --
Total distributions                                 --          --         (0.09)      (0.56)      (0.18)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $  10.18    $  11.49    $  10.70    $  11.47    $  13.96
----------------------------------------------------------------------------------------------------------
Total return                                      (11.40%)      7.38%      (5.93%)    (13.81%)     63.37%
----------------------------------------------------------------------------------------------------------
Ratio to average net assets:
 Expenses                                           1.82%       1.76%       1.88%       1.65%       1.64%
----------------------------------------------------------------------------------------------------------
 Net investment income (loss)                       0.09%      (0.01)%      0.70%      (0.06)%      0.21%
----------------------------------------------------------------------------------------------------------
Portfolio turnover                                112.05%      86.26%      92.85%      75.56%      38.35%
----------------------------------------------------------------------------------------------------------
Average commission paid on equity security
  transactions*                                 $   0.00    $   0.00          --          --          --
----------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)       $137,686    $254,673    $265,544    $288,581    $230,473
----------------------------------------------------------------------------------------------------------

                                                    1992        1991        1990        1989        1988
                                                    ----        ----        ----        ----        ----
Net asset value, beginning of period            $   9.03    $   8.56    $  10.79    $   8.72    $   8.01
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)                       0.07        0.09        0.25        0.13        0.12
 Net realized and unrealized gain (loss)
  on investments                                    0.27        1.97       (1.81)       2.32        0.71
----------------------------------------------------------------------------------------------------------
Total income (loss)
 from investment operations                         0.34        2.06       (1.56)       2.45        0.83
----------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income              (0.11)      (0.11)      (0.24)      (0.21)      (0.12)
 Distributions in excess of net investment
  income (temporary book-tax difference)            --          --          --          --          --
 Distributions from net realized gains             (0.60)      (1.48)      (0.43)      (0.17)       --
 Distributions in excess of net realized gains
  (temporary book-tax difference)                   --          --          --          --          --
Total distributions                                (0.71)      (1.59)      (0.67)      (0.38)      (0.12)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $   8.66    $   9.03    $   8.56    $  10.79    $   8.72
----------------------------------------------------------------------------------------------------------
Total return                                        3.77%      24.19%     (14.44%)     28.11%      10.36%
----------------------------------------------------------------------------------------------------------
Ratio to average net assets:
 Expenses                                           1.89%       1.97%       1.42%       1.36%       1.33%
----------------------------------------------------------------------------------------------------------
 Net investment income (loss)                       0.75%       0.79%       2.52%       1.18%       1.27%
----------------------------------------------------------------------------------------------------------
Portfolio turnover                                 91.27%     112.03%      52.48%      59.07%      47.63%
----------------------------------------------------------------------------------------------------------
Average commission paid on equity security
  transactions*                                     --          --          --          --          --
----------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)        $30,021     $25,060     $22,192     $29,126     $26,389
----------------------------------------------------------------------------------------------------------

* The average commission paid on equity security transactions for the years ended December 31, 1997 and 1996 is less than $0.005 per share of securities purchased and sold. In accordance with SEC disclosure guidelines, average commissions are calculated beginning with the year ended December 31, 1996, but not for prior periods.

                        Lexington Growth and Income Fund

                                                               1997        1996        1995        1994        1993
                                                               ----        ----        ----        ----        ----
Net asset value, beginning of period                       $  18.56    $  15.71    $  14.36    $  16.16    $  16.25
Income from investment operations:
    Net investment income                                      0.05        0.07        0.22        0.17        0.21
    Net realized and unrealized gain (loss)
      on investments                                           5.46        4.08        3.00       (0.68)       1.94
--------------------------------------------------------------------------------------------------------------------
Total income (loss)
    from investment operations                                 5.51        4.15        3.22       (0.51)       2.15
--------------------------------------------------------------------------------------------------------------------
Less distributions:
    Dividends from net investment income                      (0.07)      (0.13)      (0.22)      (0.16)      (0.21)
    Distributions from net realized capital gains             (3.73)      (1.17)      (1.65)      (0.91)      (2.03)
    Distributions in excess of net realized
      gains (temporary book-tax difference)                    --          --          --         (0.22)       --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                           (3.80)      (1.30)      (1.87)      (1.29)      (2.24)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  20.27    $  18.56    $  15.71    $  14.36    $  16.16
--------------------------------------------------------------------------------------------------------------------
Total return                                                  30.36%      26.46%      22.57%      (3.11%)     13.22%
--------------------------------------------------------------------------------------------------------------------

Ratios to average net asset of:
--------------------------------------------------------------------------------------------------------------------
    Expenses                                                   1.17%       1.13%       1.09%       1.15%       1.29%
--------------------------------------------------------------------------------------------------------------------
 Net investment income                                         0.21%       0.43%       1.38%       1.06%       1.20%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                            88.15%     101.12%     159.94%      63.04%      93.90%
--------------------------------------------------------------------------------------------------------------------
Average commissions paid on equity security transactions*  $   0.07    $   0.07        --          --          --
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                  $228,037    $200,309    $138,901    $124,289    $134,508
--------------------------------------------------------------------------------------------------------------------


                                                               1992        1991        1990        1989        1988
                                                               ----        ----        ----        ----        ----
Net asset value, beginning of period                       $  16.39    $  14.24    $  16.19    $  14.39    $  13.58
Income from investment operations:
    Net investment income                                      0.23        0.35        0.60        0.50        0.46
    Net realized and unrealized gain (loss)
      on investments                                           1.79        3.17       (2.25)       3.44        0.80
--------------------------------------------------------------------------------------------------------------------
Total income (loss)
    from investment operations                                 2.02        3.52       (1.65)       3.94        1.26
--------------------------------------------------------------------------------------------------------------------
Less distributions:
    Dividends from net investment income                      (0.32)      (0.35)      (0.30)      (0.60)      (0.45)
    Distributions from net realized capital gains             (1.84)      (1.02)       --         (1.54)       --
    Distributions in excess of net realized
      gains (temporary book-tax difference)                    --          --          --          --          --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                           (2.16)      (1.37)      (0.30)      (2.14)      (0.45)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  16.25    $  16.39    $  14.24    $  16.19    $  14.39
--------------------------------------------------------------------------------------------------------------------
Total return                                                  12.36%      24.87%     (10.27%)     27.56%       9.38%
--------------------------------------------------------------------------------------------------------------------

Ratios to average net asset of:
--------------------------------------------------------------------------------------------------------------------
    Expenses                                                   1.20%       1.13%       1.04%       1.02%       1.10%
--------------------------------------------------------------------------------------------------------------------
 Net investment income                                         2.57%       2.19%       3.91%       2.82%       3.20%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                            88.13%      80.33%      67.39%      64.00%      81.10%
--------------------------------------------------------------------------------------------------------------------
Average commissions paid on equity security transactions*      --          --          --          --          --
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                  $126,241    $121,263    $104,664    $128,329    $111,117
--------------------------------------------------------------------------------------------------------------------

* In accordance with SEC disclosure guidelines, the average commissions are calculated for the periods beginning with the year ended December 31, 1996, but not for prior periods.

                             Lexington SmallCap Fund

                                                                                               January 2, 1996
                                                                                        (commencement of operations)
                                                                  1997                        December 31, 1996
                                                                  ----                   ---------------------------
Net asset value, beginning of period                             $11.73                           $ 10.00
Income (loss) from investment operations:
    Net investment income (loss)                                  (0.19)                            (0.18)
    Net realized and unrealized gain on investments                1.41                              1.94
--------------------------------------------------------------------------------------------------------------------
Total income from investment operations                            1.22                              1.76
--------------------------------------------------------------------------------------------------------------------
Less distributions:
    Distributions from net investment income                      (0.15)                              --
    Distributions from net realized capital gains                 (1,41)                            (0.03)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                               (1.56)                              --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $11.39                            $11.73
--------------------------------------------------------------------------------------------------------------------
Total return                                                      10.47%                            17.50%
--------------------------------------------------------------------------------------------------------------------

Ratios to average net asset of:
--------------------------------------------------------------------------------------------------------------------
    Expenses, before reimbursement or waiver                       2.57%                             3.04%
--------------------------------------------------------------------------------------------------------------------
    Expenses, net of reimbursement or waiver                       2.57%                             2.48%
--------------------------------------------------------------------------------------------------------------------
    Net investment loss, before reimbursement or waiver           (1.78%)                           (2.34)%
--------------------------------------------------------------------------------------------------------------------
    Net investment loss                                           (1.78%)                           (1.78)%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                39.09%                            60.92%
--------------------------------------------------------------------------------------------------------------------
Average commissions paid on equity security transactions         $ 0.04                            $ 0.03
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                        $9,565                            $8,061
--------------------------------------------------------------------------------------------------------------------

                               Lexington Goldfund

                                                            1997         1996         1995         1994         1993
                                                            ----         ----         ----         ----         ----
Net asset value, beginning of period                      $    5.97    $    6.24    $    6.37    $    6.90    $    3.70
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
    Net investment income                                      --           0.02         --           0.03         0.01
    Net realized and unrealized gain (loss)
      on investments                                          (2.52)        0.50        (0.12)       (0.53)        3.21
------------------------------------------------------------------------------------------------------------------------
Total income (loss)
    from investment operations                                (2.52)        0.52        (0.12)       (0.50)        3.22
------------------------------------------------------------------------------------------------------------------------
Less distributions:
    Dividends from net investment income                      (0.21)       (0.79)       (0.01)       (0.03)       (0.02)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (0.21)       (0.79)       (0.01)       (0.03)       (0.02)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $    3.24    $    5.97    $    6.24    $    6.37    $    6.90
------------------------------------------------------------------------------------------------------------------------
Total return                                                 (42.98%)       7.84%       (1.89%)      (7.28%)      89.96%
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
------------------------------------------------------------------------------------------------------------------------
    Expenses                                                   1.65%        1.60%        1.70%        1.54%        1.63%
------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                               0.17%       (0.32)%       0.07%        0.50%        0.25%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                            38.32%       31.04%       40.41%       23.77%       28.41%
------------------------------------------------------------------------------------------------------------------------
Average commission paid on equity security transactions*        .02          .02         --           --           --
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                 $  53,707    $ 109,287    $ 135,779    $ 159,435    $ 159,479
------------------------------------------------------------------------------------------------------------------------


                                                             1992         1991         1990         1989         1988
                                                             ----         ----         ----         ----         ----
Net asset value, beginning of period                      $    4.68    $    5.03    $    6.39    $    5.21    $    6.20
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
    Net investment income                                      0.02         0.04         0.04         0.05         0.04
    Net realized and unrealized gain (loss)
      on investments                                          (0.98)       (0.35)       (1.36)        1.18        (0.98)
------------------------------------------------------------------------------------------------------------------------
Total income (loss)
    from investment operations                                (0.96)       (0.31)       (1.32)        1.23        (0.94)
------------------------------------------------------------------------------------------------------------------------
Less distributions:
    Dividends from net investment income                      (0.02)       (0.04)       (0.04)       (0.05)       (0.05)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (0.02)       (0.04)       (0.04)       (0.05)       (0.05)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $    3.70    $    4.68    $    5.03    $    6.39    $    5.21
------------------------------------------------------------------------------------------------------------------------
Total return                                                 (20.51%)      (6.14%)     (20.35%)       23.6       (15.18%)
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
------------------------------------------------------------------------------------------------------------------------
    Expenses                                                   1.69%        1.43%        1.36%        1.42%        1.61%
------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                               0.58%        0.81%        0.69%        1.14%        0.78%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                            13.18%       22.14%       12.43%       15.98%       20.45%
------------------------------------------------------------------------------------------------------------------------
Average commission paid on equity security transactions*       --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                 $  71,856    $  96,316    $ 106,074    $ 154,484    $  92,782
------------------------------------------------------------------------------------------------------------------------

** In accordance with SEC disclosure guidelines, the average commissions are calculated for the periods beginning with the year ended December 31, 1996, but not for prior periods.

                           Lexington GNMA Income Fund

                                                       1997        1996        1995        1994        1993
                                                       ----        ----        ----        ----        ----
Net asset value, beginning of period               $   8.12    $   8.19    $   7.60    $   8.32    $   8.26
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income                              0.51        0.53        0.58        0.55        0.59
    Net realized and unrealized gain (loss)
      on investments                                   0.29       (0.08)       0.59       (0.72)       0.06
-------------------------------------------------------------------------------------------------------------
Total income (loss)
    from investment operations                         0.80        0.45        1.17       (0.17)       0.65
Less distributions:
    Dividends from net investment income              (0.52)      (0.52)      (0.58)      (0.55)      (0.59)
    Distributions from net realized capital gains      --          --          --          --          --
-------------------------------------------------------------------------------------------------------------
    Total distributions                               (0.52)      (0.52)      (0.58)      (0.55)      (0.59)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $   8.40    $   8.12    $   8.19    $   7.60    $   8.32
-------------------------------------------------------------------------------------------------------------
Total return                                          10.20%       5.71%      15.91%      (2.07%)      8.06%
-------------------------------------------------------------------------------------------------------------
Ratios to average net asset of:
-------------------------------------------------------------------------------------------------------------
    Expenses                                           1.01%       1.05%       1.01%       0.98%       1.02%
-------------------------------------------------------------------------------------------------------------
    Net investment income                              6.28%       6.56%       7.10%       6.90%       6.96%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover                                   134.28%     128.76%      30.69%      37.15%      52.34%
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)          $158,071    $133,777    $130,681    $132,108    $149,961
-------------------------------------------------------------------------------------------------------------


                                                       1992        1991        1990        1989        1988
                                                       ----        ----        ----        ----        ----
Net asset value, beginning of period               $   8.45    $   7.90    $   7.88    $   7.45    $   7.58
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income                              0.61        0.64        0.65        0.69        0.64
    Net realized and unrealized gain (loss)
      on investments                                  (0.19)       0.55        0.03        0.42       (0.13)
-------------------------------------------------------------------------------------------------------------
Total income (loss)
    from investment operations                         0.42        1.19        0.68        1.11        0.51
Less distributions:
    Dividends from net investment income              (0.61)      (0.64)      (0.66)      (0.68)      (0.61)
    Distributions from net realized capital gains      --          --          --          --         (0.03)
-------------------------------------------------------------------------------------------------------------
    Total distributions                               (0.61)      (0.64)      (0.66)      (0.68)      (0.64)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $   8.26    $   8.45    $   7.90    $   7.88    $   7.45
-------------------------------------------------------------------------------------------------------------
Total return                                           5.19%      15.75%       9.23%      15.60%       6.90%
-------------------------------------------------------------------------------------------------------------
Ratios to average net asset of:
-------------------------------------------------------------------------------------------------------------
    Expenses                                           1.01%       1.02%       1.04%       1.03%       1.07%
-------------------------------------------------------------------------------------------------------------
    Net investment income                              7.31%       7.97%       8.43%       8.88%       8.31%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover                                   180.11%     138.71%     112.55%     102.66%     233.48%
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)          $132,048    $122,191    $ 98,011    $ 96,465    $ 97,185
-------------------------------------------------------------------------------------------------------------

                          Lexington Money Market Trust

                                             1997        1996        1995        1994        1993
                                             ----        ----        ----        ----        ----
Net asset value, beginning of period       $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
----------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income                    0.0458      0.0441      0.0495      0.0330      0.0230
----------------------------------------------------------------------------------------------------
Less distributions:
    Dividends from net investment income    (0.0458)    (0.0441)    (0.0495)    (0.0330)    (0.0230)
----------------------------------------------------------------------------------------------------
Net asset value, end of period             $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
----------------------------------------------------------------------------------------------------
Total return                                   4.68%       4.50%       5.06%       3.35%       2.32%
----------------------------------------------------------------------------------------------------
Ratio to average net assets:
----------------------------------------------------------------------------------------------------
    Expenses, before reimbursement             1.04%       1.04%       1.08%       1.02%       1.00%
----------------------------------------------------------------------------------------------------
    Expenses, net of reimbursement             1.00%       1.00%       1.00%       1.00%       1.00%
----------------------------------------------------------------------------------------------------
    Net investment income, before
----------------------------------------------------------------------------------------------------
      reimbursement                            4.55%       4.37%       4.87%       3.30%       2.30%
----------------------------------------------------------------------------------------------------
    Net investment income, net of
----------------------------------------------------------------------------------------------------
      reimbursement                            4.58%       4.41%       4.95%       3.32%       2.30%
----------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)  $ 95,149    $ 97,526    $ 88,786    $111,805    $ 94,718
----------------------------------------------------------------------------------------------------

                                             1992        1991        1990        1989        1988
                                             ----        ----        ----        ----        ----
Net asset value, beginning of period       $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
----------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income                    0.0299      0.0532      0.0732      0.0828      0.0678
----------------------------------------------------------------------------------------------------
Less distributions:
    Dividends from net investment income    (0.0299)    (0.0532)    (0.0732)    (0.0828)    (0.0678)
----------------------------------------------------------------------------------------------------
Net asset value, end of period             $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
----------------------------------------------------------------------------------------------------
Total return                                   3.03%       5.45%       7.56%       8.60%       7.00%
----------------------------------------------------------------------------------------------------
Ratio to average net assets:
----------------------------------------------------------------------------------------------------
    Expenses, before reimbursement             1.03%       1.02%       0.97%       0.99%       0.97%
----------------------------------------------------------------------------------------------------
    Expenses, net of reimbursement             1.00%       1.00%       0.97%       0.99%       0.97%
----------------------------------------------------------------------------------------------------
    Net investment income, before
----------------------------------------------------------------------------------------------------
      reimbursement                            2.99%       5.35%       7.32%       8.29%       6.74%
----------------------------------------------------------------------------------------------------
    Net investment income, net of
----------------------------------------------------------------------------------------------------
     reimbursement                            3.02%       5.37%       7.32%       8.29%       6.74%
----------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)  $111,453    $143,137    $176,127    $182,703    $192,079
----------------------------------------------------------------------------------------------------

The Funds' Investment Objectives and Policies

The investment objective and general investment policies of each Fund are described below. Specific portfolio securities that may be purchased by the Funds are described in "Portfolio Securities" beginning on page 28. Specific investment practices that may be employed by the Funds are described in "Other Investment Practices" beginning on page 32. Certain risks associated with investments in the Funds are described in those sections as well as in "Risk Considerations" beginning on page 34. CERTAIN TERMS USED IN THE PROSPECTUS ARE DEFINED IN THE GLOSSARY BEGINNING ON PAGE 66.

Summary Comparison of Funds

Under normal market conditions, the Funds will invest their assets as follows:

                                                                                Typical Market
                                     Anticipated Anticipated                    Capitalization
                                        Equity      Debt                         of Portfolio
          Fund Name                    Exposure   Exposure       Focus            Companies
===================================================================================================
International Funds

          Lexington Crosby                100%       0%      Asia Small-Cap       Less than
          Small Cap Asia                                                          $1 billion
          Growth Fund
          -----------------------------------------------------------------------------------------
          Lexington Global Corporate      100%       0%      Global Value         Over
          Leaders Fund                                                            $1 billion
          -----------------------------------------------------------------------------------------
          Lexington                       100%       0%      Foreign Growth       Any size
          International Fund
          -----------------------------------------------------------------------------------------
          Lexington Ramirez                0%       100%     Global Income        Any size
          Global Income Fund
          -----------------------------------------------------------------------------------------
          Lexington Troika                 85%       15%     Russian Growth       Any size
          Dialog Russia Fund
          -----------------------------------------------------------------------------------------
          Lexington Worldwide             100%       0%      Foreign Emerging     Any size
          Emerging Markets                                   Growth
          Fund
===================================================================================================
Domestic Equity Funds

          Lexington Growth                100%       0%      Capital Appreciation Any size
          and Income Fund                                    and Income
          -----------------------------------------------------------------------------------------
          Lexington SmallCap              100%       0%      U.S. Small-Cap       Between
          Fund                                                                    $20 million
                                                                                  and $1 billion
===================================================================================================
Precious Metals

          Lexington Goldfund              100%       0%      Gold and Gold        Any size
                                                             Companies
===================================================================================================
Domestic Fixed-Income Funds

          Lexington GNMA                   0%       100%     Income               N/A
          Income Fund
===================================================================================================
Money Market Funds

          Lexington Money                  0%       100%     Income               N/A
          Market Trust
===================================================================================================

See each Fund's investment objective and policies on the following pages, and the section titled "Portfolio Securities" for more information.

Lexington Crosby Small Cap Asia Growth Fund, Inc.

      The investment objective of the Lexington Crosby Small Cap Asia Growth Fund is long-term capital appreciation through investment in equity securities and equivalents of companies in the Asia Region having market capitalizations of less than $1 billion. Under normal conditions, the Fund will invest at least 65% of its total assets in this manner. The Fund considers the following to be countries in the Asia Region: Bangladesh, China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, The Phillippines, Singapore, Sri Lanka, Taiwan, Thailand and Vietnam. The Fund does not intend to invest in Japanese securities. The Fund considers a company to be within the Asia Region if it is organized under the laws of a country located in the Asia Region, if its principal securities trading market is located in the Asia Region, and if it derives at least 50% of its revenues or profits from the Asia Region. The Fund generally invests the remaining 35% of its total assets in a similar manner, but may invest those assets in companies having market capitalizations of $1 billion or more, in securities of companies located outside the Asia Region (for example, Australia or New Zealand), or in debt securities or other investments (see "Portfolio Securities" and "Other Investment Practices"). The Fund will invest primarily in companies listed on stock exchanges but may also invest in unlisted securities. Under normal market conditions, the Fund maintains investments in at least three Asian countries at all times.

      The Fund invests in companies with proven management that are undervalued and under-researched by the investment community, and that are within industry sectors with particularly strong growth prospects. There are approximately 3,000 small capitalization companies in the Asia Region which will be the primary focus of the Fund's investments. The market value of small capitalization companies in the Asia Region tends to be volatile, and in the past has offered greater potential for gain as well as loss than securities traded in developed countries. It is possible that the Fund investments could be subject to foreign expropriation or exchange control restrictions. (see "Risk Considerations.") The Fund intends to select securities which could have enhanced growth prospects and which may provide investment returns superior to the Asian market as a whole.

                                   ----------

Lexington Global Corporate Leaders Fund, Inc.

      The investment objective of the Lexington Global Corporate Leaders Fund is to seek long-term growth of capital through investment in equity securities and equivalents of foreign and U.S. companies. The Fund seeks to achieve its objective by investing at least 65% of its total assets in a diversified portfolio of blue chip securities that in the opinion of the Manager represents "corporate leaders" in their respective industries. The Fund may invest in securities of companies in the following regions (including governments of these regions): the Asia Region (including Japan); Europe; Central and South America; Africa, North America (including the U.S. and Canada) and such other areas and countries as the Manager may decide from time to time. The Fund generally invests the remaining 35% of its total assets in a similar manner, but may invest those assets in securities of smaller capitalization companies, debt securities or other investments (see "Portfolio Securities" and "Other Investment Practices"). Under normal market conditions, the Fund will maintain investments in three countries at all times, however the Fund is not required to maintain any particular geographic or currency mix of its investments.

      It is possible that certain investments could be subject to foreign expropriation or exchange control restrictions (see "Risk Considerations.") The Fund may choose to invest in foreign debt securities when it appears that the capital appreciation available from investments in such securities will equal or exceed the capital appreciation from investments in equity securities. The market value of debt securities varies inversely to changes in prevailing interest rates, and investing in debt securities may provide an opportunity for capital appreciation when interest rates are expected to decline. With respect to debt securities, the Fund will invest in investment grade obligations and non-rated obligations of comparable quality. There is no particular proportion of stocks, bonds or other securities that the Fund is required to maintain. The Fund intends to select the countries, currencies, and companies providing the greatest potential for long-term growth.

                                   ----------

Lexington International Fund, Inc.

      The investment objective of the Lexington International Fund is to seek long-term growth of capital through investment in equity securities and equivalents of companies outside the United States. The Fund will invest at least 65% of its total assets in this manner. The Fund may invest in securities of companies in the following regions (including governments of these regions): the Asia Region (including Japan); Europe; Latin America; Africa and such other areas and countries as the Manager may decide from time to time. The Fund generally invests the remaining 35% of its total assets in a similar manner, but may invest those assets in companies in the United States, in debt securities or other investments (see "Portfolio Securities" and "Other Investment Practices"). Under normal market conditions, the Fund will maintain investments in three foreign countries at all times, however the

Fund is not required to maintain any particular geographic or currency mix of its investments.

      The Fund may invest in companies located in developing countries without limitation. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade a small number of companies. The market value of securities traded on exchanges in developing countries tends to be volatile, and in the past has offered greater potential for gain as well as loss than securities traded in developed countries. It is possible that certain investments could be subject to foreign expropriation or exchange control restrictions. See "Risk Considerations." The Fund may choose to invest in foreign debt securities when it appears that the capital appreciation available from investments in such securities will equal or exceed the capital appreciation from investments in equity securities. The market value of debt securities varies inversely to changes in prevailing interest rates, and investing in debt securities may provide an opportunity for capital appreciation when interest rates are expected to decline. With respect to debt securities, the Fund will invest in investment grade obligations and non-rated obligations of comparable quality. There is no particular proportion of stocks, bonds or other securities that the Fund is required to maintain. The Fund intends to select the countries, currencies, and companies providing the greatest potential for long-term growth.

                                   ----------

Lexington Ramirez Global Income Fund

      The investment objective of the Lexington Ramirez Global Income Fund is to seek high current income. The Fund invests primarily in a combination of foreign and domestic high yield, lower rated or unrated debt securities. The appreciation of capital is a secondary objective. Under normal conditions its investments will consist of debt securities issued by U.S. and foreign government agencies and instrumentalities, and debt securities issued by U.S. companies, companies in developed markets and companies in emerging markets, including debt securities issued by central banks, commercial banks, and other corporate entities. Debt securities investments consist of bonds, notes, debentures and other similar instruments.

      The Fund will invest primarily in foreign debt securities whose credit quality is generally considered equal to U.S. corporate debt securities known as "junk bonds". It may invest up to 100% of its total assets in domestic and foreign debt securities that are rated below investment grade, and may also invest in securities that are in default as to payment of principal and/or interest. Junk bonds and similarly rated foreign debt securities involve a high degree of risk and are predominately speculative. The Fund may also invest in bank loan participations and assignments and other securities (See "Portfolio Securities", "Investment Practices" and "Risk Considerations"). The Fund's investments in emerging markets will consist primarily of foreign "junk bonds", "Brady Bonds", and sovereign debt securities issued by emerging market governments. The Fund may invest in debt securities of emerging market issuers without regard to ratings. Many emerging market debt securities are not rated by United States rating agencies, and are considered to have a credit quality below investment grade. The Fund's ability to achieve its investment objective is thus more dependent on the Manager's credit analysis than would be the case if the Fund were to invest in higher quality bonds. Currently, most emerging market debt securities are considered to have a credit quality below investment grade.

                                   ----------

Lexington Troika Dialog Russia Fund

      The investment objective of the Lexington Troika Dialog Russia Fund is to seek long-term capital appreciation through investment primarily in equity securities of Russian companies. Under normal conditions, the Fund seeks to achieve its objective by investing at least 65% of its total assets in equity securities of Russian Companies. The Fund may invest the remaining 35% of its total assets in a similar manner, but may invest those assets in debt securities issued by Russian Companies, debt securities issued or guaranteed by the Russian Government or a Russian governmental entity, debt securities of corporate and government issuers outside Russia, short-term or medium-term debt securities, as well as equity securities of issuers outside Russia which the Fund believes will experience growth in revenue and profits from participation in the development of the economies of the Commonwealth of Independent States. The securities in which the Fund may invest include common stock equivalents (see "Portfolio Securities" and "Other Investment Practices").

      The Fund intends to invest its assets in Russian Companies in a broad array of industries, including oil and gas, energy generation and distribution, communications, mineral extraction, trade, financial and business services, transportation, manufacturing, real estate, textiles, food processing, and construction. The Fund is not permitted to invest more than 25% of the value of its total assets in any one industry, except that it may invest an unrestricted amount of its assets in the oil and gas industry. The Fund's investments will include investments in Russian Companies that have characteristics and business relationships common to companies outside of Russia, and as a result, outside economic forces may cause fluctuations in the value of securities held by the Fund. Under current conditions, the Fund expects to invest at least 15% of its total assets in very liquid assets to maintain liquidity and provide stability, however, as the Russian equity markets develop and the liquidity of Russian securities becomes less of a concern, the Fund may increase the percentage of its assets invested in Russian equity securities (also see "Risk Considerations - Concentration in Securities of Russian Companies"; "Risk Considerations - Settlement and Custody").

                                   ----------

Lexington Worldwide Emerging Markets Fund

      The investment objective of the Lexington Worldwide Emerging Markets Fund is to seek long-term growth of capital through investment in equity securities and equivalents of emerging markets companies. The Fund will invest at least 65% of its total assets according to this objective. In the opinion of the Manager, emerging market countries include, but are not limited to, the following: (Asia) Bahrain, Bangladesh, China, Hong Kong, India, Indonesia, Israel, Jordan, Lebanon, Malaysia, Oman, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand and Turkey; (Europe) Cyprus, Czech Republic, Estonia, Finland, Greece, Hungary, Poland, Portugal and Russia; (Africa) Algeria, Botswana, Egypt, Ghana, Ivory Coast, Kenya, Mauritius, Morocco, Namibia, Nigeria, South Africa, Swaziland, Tunisia, Zambia and Zimbabwe; and (Latin America including the Caribbean) Argentina, Bolivia, Brazil, Chile, Colombia, Jamaica, Mexico, Nicaragua, Panama, Peru, Venezuela and Trinidad and Tobago). The Manager considers an emerging markets company to be any company domiciled in an emerging country, or any company that derives 50% or more of its total revenue from either goods or services produced or sold in emerging countries. Under normal conditions, the Fund maintains investments in at least three countries outside the United States.

      The Fund generally invests the remaining 35% of its assets in a similar manner, but may invest in equity securities without regard to whether they qualify as emerging country or emerging market securities, debt securities denominated in the currency of an emerging market or issued or guaranteed by an emerging market company or the government of an emerging country, short-term or medium-term debt securities or other securities (see "Portfolio Securities" and "Other Investment Practices"). (Also see "Risk Considerations").

                                   ----------

Lexington Growth and Income Fund

      The principal investment objective of Lexington Growth and Income Fund is long-term capital appreciation. Income is a secondary objective. The Fund will invest at least 65% of its total assets in common stocks of U.S.

companies, which may include senior securities convertible into shares of common stock. The Fund seeks to achieve its objective over the long-term through investment in the stocks of large, ably managed and well financed companies. Income is a secondary objective. The Fund generally invests the remaining 35% of its total assets in a similar manner, but may invest those assets in foreign securities, depository receipts, or other types of investments (see "Portfolio Securities").

                                   ----------

Lexington SmallCap Fund

      The investment objective of the Lexington SmallCap Fund is long-term capital appreciation. Under normal conditions, it seeks to achieve its objective by investing in equity securities and equivalents of domestic companies having market capitalizations under $1 billion. The Fund will invest at least 90% of its assets in domestic companies having market capitalizations between $20 million and $1 billion at the time of investment. The Fund may invest the remaining 10% of its total assets in a similar manner, or in securities of companies with market capitalizations below $20 million, above $1 billion, foreign companies with dollar denominated shares traded in the United States, American Depository Shares or Receipts, real estate investment trusts and cash. The Fund will invest primarily in the equity securities of U.S. companies listed on stock exchanges or traded over-the-counter.

      In selecting investments for the Fund, the Manager and Sub-Adviser have established a universe of small capitalization stocks that are screened using the Sub-Adviser's proprietary stock selectivity model. Once the stocks are evaluated and ranked by expected future relative price performance, the Adviser and Sub-Adviser establish both sector and diversification allocations in building the portfolio. In addition, the quality of the company and the risk/reward prospects for each security is reviewed and analyzed. This approach takes into account both value and growth stocks rather than being limited to only a value criteria. The Manager and Sub-Adviser believe that this multi-faceted process will enhance investment performance and will improve the consistency of portfolio results over time. The Manager and Sub-Adviser can change the proportion of the Fund's assets that are invested in particular companies and industries based on its evaluation of the outlook for specific industries and companies and the economy.

      Lexington Goldfund, Inc.

      The Lexington Goldfund's principal investment objective is to attain capital appreciation and such hedge against loss of buying power as may be obtained through investment in gold and equity securities of companies engaged in mining or processing gold throughout the world. Under normal conditions, at least 65% of the value of the total assets of the Fund will be invested in gold and the securities of companies engaged in mining or processing gold ("gold-related securities"). The Fund may also invest in other precious metals, including platinum, palladium and silver. The Fund intends to invest less than half of the value of its assets in gold and other precious metals and more than half of the value of its assets in gold-related securities, including securities of foreign issuers.

      The Fund is designed to provide investors with a means to protect against declines in the value of the U.S. dollar against world currencies. To the extent that the Fund's investments in gold-related securities appreciate in value relative to the U.S. dollar, the Fund's investments may serve to offset declines in the buying power of the U.S. dollar. Management believes that, over the long term, investing in gold will protect capital from adverse monetary and political developments. Investments in gold may provide more of a hedge against a decline in the buying power of the dollar, devaluation and inflation than other types of investments. The value of gold-related debt securities, however, will generally not react to fluctuations in the price of gold. The market value of debt securities of companies engaged in mining or processing gold can be expected to fluctuate inversely with prevailing interest rates.

Lexington GNMA Income Fund, Inc.

      The investment objective of the Lexington GNMA Income Fund is to seek a high level of current income, consistent with liquidity and safety of principal. Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in Government National Mortgage Association ("GNMA") mortgage-backed securities (also known as "GNMA Certificates"). GNMA Certificates represent part ownership of a pool of mortgage loans. The timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the United States Government. The principal on GNMA Certificates is scheduled to be paid back by the borrower over the length of the loan. The remaining assets of the Fund will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury securities.

      The Fund will purchase "modified pass through" type GNMA Certificates. "Modified pass through" GNMA Certificates entitle the holder to receive all interest and principal payments owed by the borrower even if the borrower has not made payment. The Fund intends to use the proceeds from principal payments to purchase additional GNMA Certificates or other U.S. Government guaranteed securities.

                                   ----------

Lexington Money Market Trust

      The investment objective of the Lexington Money Market Trust is to seek as high a level of current income as is consistent with the preservation of capital and liquidity by investing in short-term money market instruments. The following are the money market instruments in which the Lexington Money Market Trust will invest: U.S. Government securities, time deposits, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and other money market instruments. The Lexington Money Market Trust seeks to maintain a stable net asset value of $1 per share.

      The Lexington Money Market Trust will invest in money market instruments that have been rated in one of the two highest rating categories by both S&P and Moody's, both major rating agencies. A "Tier 1" security is one that has been rated by either S&P or Moody's in the highest rating category, or, if unrated, is of comparable quality. A "Tier 2" security is one that has been rated in the second highest category by either S&P or Moody's, or, if unrated, is of comparable quality. Up to 5% of the total assets of the Lexington Money Market Trust may be invested in a single Tier 1 security (other than U.S. Government securities). In addition, the Lexington Money Market Trust may not invest more than 5% of its total assets in Tier 2 securities, and may not invest more than 1% of its total assets in any single Tier 2 security.

      The Lexington Money Market Trust may only invest in money market instruments with a remaining maturity of 397 days or less, provided that the Fund's average weighted maturity does not exceed 90 days.

                              PORTFOLIO SECURITIES

Equity Securities

      The Lexington Goldfund, Lexington Global Corporate Leaders Fund, Lexington Growth and Income Fund, Lexington Crosby Small Cap Asia Growth Fund, Lexington International Fund, Lexington SmallCap Fund, Lexington Troika Dialog Russia Fund and Lexington Worldwide Emerging Markets Fund invest in common stocks and some of the funds may invest in common stock equivalents (see chart). The following constitute common stock equivalents: warrants, options and convertible debt securities, ADRs, GDRs and EDRs. Common stock equivalents may be converted into or provide the holder with the right to common stock. These funds may also invest in other types of equity securities, including preferred stocks, and equity derivative securities.

Debt Securities

      The Lexington Ramirez Global Income Fund will invest primarily in debt securities and the Lexington GNMA Income Fund will have substantially all of its assets invested in GNMA Certificates and U.S. Government securities.

      The Lexington Goldfund, Lexington International Fund, Lexington Troika Dialog Russia Fund and Lexington Worldwide Emerging Markets Fund may invest primarily in debt securities when the Manager believes that debt securities will provide capital appreciation through favorable changes in relative foreign exchange rates, in relative interest rate levels or in the creditworthiness of issuers.

      The Lexington Troika Dialog Russia Fund and Lexington Worldwide Emerging Markets Fund may, under normal conditions, invest up to 35% of their total assets in Short-Term and Medium-Term Debt Securities. The Short-Term and Medium-Term Debt Securities in which the Funds may invest are foreign and domestic debt securities, including short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued by the U.S. Government, foreign governments, foreign and domestic corporations and banks, and repurchase agreements.

      Junk Bonds. The Lexington Ramirez Global Income Fund, and Lexington Troika Dialog Russia Fund may invest in high yield, lower rated debt securities known as "junk bonds." Junk bonds are debt obligations rated below investment grade and non-rated securities of comparable quality. Junk bonds are considered speculative and thus pose a greater risk of default than investment grade securities. Investments of this type are subject to greater risk of loss of principal and interest, but in general provide higher yields than higher rated debt obligations. Bonds issued by companies domiciled in emerging markets are usually rated below investment grade. The Lexington Ramirez Global Income Fund may invest in securities that are in default as to payment of principal and/or interest. Debt securities purchased by Lexington Crosby Small Cap Asia Growth Fund, Lexington International Fund and Lexington Worldwide Emerging Markets Fund must be of investment grade quality or comparable thereto.

      Zero Coupon Bonds. The Lexington Ramirez Global Income Fund may invest in zero coupon bonds. Zero coupon bond prices are highly sensitive to changes in market interest rates. The original issue discount on the zero coupon bonds must be included ratably in the income of the Lexington Ramirez Global Income Fund as the income accrues even though payment has not been received. The Lexington Ramirez Global Income Fund nevertheless intends to distribute an amount of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital loss. See "Tax Information" in the Statement of Additional Information.

      Loan Participation and Assignments. The Lexington Ramirez Global Income Fund may invest in loans arranged through private negotiations between a foreign entity and one or more lenders. The majority of the Lexington Ramirez Global Income Fund's investments in loans in emerging markets is expected to be in the form of participation in loans ("Participations") and assignments of portions of loans from third parties ("Assignments"). Participations typically will result in the Lexington Ramirez Global Income Fund having a contractual relationship only with the Lender, not with the borrower. The Lexington Ramirez Global Income Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. As a result, the Lexington Ramirez Global Income Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. When the Lexington Ramirez Global Income Fund purchases Assignments from Lenders, the Lexington Ramirez Global Income Fund will acquire direct rights against the borrower on the Loan. The Lexington Ramirez Global Income Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Lexington Ramirez Global Income Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities.

      Brady Bonds. The Lexington Ramirez Global Income Fund may invest in "Brady Bonds". Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Fund investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history.

Depository Receipts

      Each Lexington Fund (except Lexington Money Market Trust and Lexington GNMA Income Fund) may invest in American Depository Receipts ("ADRs") and similar securities. ADRs are securities traded in the U.S. that are backed by securities of foreign issuers.

Investment Companies

      Each Lexington Fund (except the Lexington Money Market Trust) may invest up to 10% of its total assets in shares of other investment companies that invest in securities which the Funds may otherwise invest.

U.S. Government Securities

      All Lexington Funds may invest in fixed-rate and floating- or variable-rate U.S. government securities. The U.S. Government guarantees the timely payment of interest and principal of U.S. Treasury bills, notes and bonds, mortgage-related securities of the GNMA, and other securities issued by the U.S. government. Other securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, for example those issued by the Federal Home Loan Bank, whereas others, such as those issued by the FNMA, Farm Credit System and Student Loan Marketing Association, have an additional line of credit with the U.S.

Treasury.

      Short-term U.S. government securities generally are considered to be among the safest short-term investments. However, the U.S. government does not guarantee the net asset value of the Funds' shares. With respect to U.S. government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies or instrumentalities. Accordingly, such U.S. government securities may involve risk of loss of principal and interest.

      The following table illustrates investments that the Funds primarily invest in or are permitted to invest in, as indicated in dark shade. The light shade indicates that the Fund's policy may permit such investments within limits.

--------------------------------------------------------------------------------
  PORTFOLIO SECURITIES

  DARK SHADE:
      Fund invests primarily in these types of investments, or Fund's policy permits such investments.

  [DARK SHADE represented in EDGAR format by X]

  LIGHT SHADE:
     Within limits, Fund's policy may permit such investments.

  [LIGHT SHADE represented in EDGAR format by O]

                                            Lexington
                                              Crosby      Lexington                 Lexington  Lexington  Lexington  Lexington
                                            Small Cap     Global                     Ramirez    Troika    Worldwide   Growth
                                              Asia       Corporate    Lexington       Global    Dialog     Emerging    and
                                             Growth       Leaders   International     Income    Russia     Markets    Income
TYPE OF PORTFOLIO SECURITY                    Fund         Fund         Fund           Fund      Fund       Fund       Fund
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks                                  X            X            X                        X           X         X
------------------------------------------------------------------------------------------------------------------------------------
Common Stock Equivalents (Warrants)            O            O            O                        O           O
------------------------------------------------------------------------------------------------------------------------------------
Common Stock Equivalents (Options)             O            O            O              *         O           O
------------------------------------------------------------------------------------------------------------------------------------
Common Stock Equivalents
(Convertible Debt Securities)                  O            O            O                        O           O         O
------------------------------------------------------------------------------------------------------------------------------------
Common Stock Equivalents
(Depository Receipts)                          O            O            O                        O           O         O
------------------------------------------------------------------------------------------------------------------------------------
Preferred Stocks                               O            O            O                        O           O         O
------------------------------------------------------------------------------------------------------------------------------------
Equity Derivative Securities                   O            O            O              *         O           O
------------------------------------------------------------------------------------------------------------------------------------
Debt Securities (Below Investment
Grade) or (Junk Bonds)                                                                  X         O
------------------------------------------------------------------------------------------------------------------------------------
Debt Securities (Brady Bonds)                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Debt Securities (Zero Coupon)                                                           O
------------------------------------------------------------------------------------------------------------------------------------
Debt Securities
(Loan Participation and Assignments)                                                    O
------------------------------------------------------------------------------------------------------------------------------------
Debt Securities (GNMA Certificates)
------------------------------------------------------------------------------------------------------------------------------------
Debt Securities (Guaranteed by the U.S.
Gov't, its agencies or instrumentalities)      O            O             O             O         O           O          O
------------------------------------------------------------------------------------------------------------------------------------
Gold Bullion
------------------------------------------------------------------------------------------------------------------------------------

                                                                        Lexington    *Lexington
                                               Lexington                  GNMA          Money
                                                SmallCap    Lexington    Income         Market
  TYPE OF PORTFOLIO SECURITY                     Fund       Goldfund      Fund          Trust
------------------------------------------------------------------------------------------------
Common Stocks                                     X            X
------------------------------------------------------------------------------------------------
Common Stock Equivalents (Warrants)               O            O
------------------------------------------------------------------------------------------------
Common Stock Equivalents (Options)                             O
------------------------------------------------------------------------------------------------
Common Stock Equivalents
(Convertible Debt Securities)                     O            O
------------------------------------------------------------------------------------------------
Common Stock Equivalents
(Depository Receipts)                             O            O
------------------------------------------------------------------------------------------------
Preferred Stocks                                  O            O
------------------------------------------------------------------------------------------------
Equity Derivative Securities                                   O
------------------------------------------------------------------------------------------------
Debt Securities (Below Investment
Grade) or (Junk Bonds)                                         O
------------------------------------------------------------------------------------------------
Debt Securities (Brady Bonds)
------------------------------------------------------------------------------------------------
Debt Securities (Zero Coupon)
------------------------------------------------------------------------------------------------
Debt Securities
(Loan Participation and Assignments)
------------------------------------------------------------------------------------------------
Debt Securities (GNMA Certificates)                                        X
------------------------------------------------------------------------------------------------
Debt Securities (Guaranteed by the U.S.
Gov't, its agencies or instrumentalities)        O             O           O
------------------------------------------------------------------------------------------------
Gold Bullion                                                               O
------------------------------------------------------------------------------------------------

* Notes: Lexington Ramirez Global Income Fund may invest in options and derivatives with respect to debt securities, not equity securities. Lexington Money Market Trust is not permitted to purchase any of the portfolio securities identified in this table, and may only invest in short-term securities such as commercial paper, short-term government securities, banker's acceptances or other money market instruments.

OTHER INVESTMENT PRACTICES

      The following table and sections summarize certain investment practices that the Funds are permitted to engage in. These practices may involve risks. The Glossary section at the end of this Prospectus briefly describes each of the investment techniques summarized below. The Statement of Additional Information, under the heading "Investment Objectives and Policies of the Funds," contains more detailed information about certain of these practices.

                                   Lexington
                                     Crosby      Lexington                 Lexington  Lexington  Lexington  Lexington
                                   Small Cap     Global                     Ramirez    Troika    Worldwide   Growth
                                     Asia       Corporate    Lexington       Global    Dialog     Emerging    and       Lexington
                                    Growth       Leaders   International     Income    Russia     Markets    Income      SmallCap
                                     Fund         Fund         Fund           Fund      Fund       Fund       Fund        Fund
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements(1)              X            X             X             X          X          X          X           X
-----------------------------------------------------------------------------------------------------------------------------------
Reverse dollar roll
transactions(1)
-----------------------------------------------------------------------------------------------------------------------------------
Borrowing not to exceed               X            X             X                        X          X
one-third of total fund assets
for leveraging purposes
-----------------------------------------------------------------------------------------------------------------------------------
Reverse repurchase agreement          X            X             X             X          X          X                      X
-----------------------------------------------------------------------------------------------------------------------------------
Dollar roll transactions                                                                  X
-----------------------------------------------------------------------------------------------------------------------------------
Securities lending not to exceed
10% of total fund assets
-----------------------------------------------------------------------------------------------------------------------------------
Securities lending not to exceed      X            X             X                        X          X                      X
one-third of total fund assets
-----------------------------------------------------------------------------------------------------------------------------------
When-issued and forward               X            X             X             X          X          X
commitment securities
-----------------------------------------------------------------------------------------------------------------------------------
Forward currency contracts(2)         X            X             X             X          X          X
-----------------------------------------------------------------------------------------------------------------------------------
Purchase options on securities
and currencies(3)                                                              X          X
-----------------------------------------------------------------------------------------------------------------------------------
Purchase options on securities                                                 X          X
and indices(3)
-----------------------------------------------------------------------------------------------------------------------------------
Write covered call options(3)         X            X             X             X          X
-----------------------------------------------------------------------------------------------------------------------------------
Write covered put options(3)                                                   X          X
-----------------------------------------------------------------------------------------------------------------------------------
Interest rate futures contracts(4)                                             X          X
-----------------------------------------------------------------------------------------------------------------------------------
Futures and swaps and options         X            X             X             X          X          X
on futures(4)
-----------------------------------------------------------------------------------------------------------------------------------
Equity swap
-----------------------------------------------------------------------------------------------------------------------------------
Illiquid securities limited to                                                                                  X
5% of fund's net assets
-----------------------------------------------------------------------------------------------------------------------------------
Illiquid securities limited to
10% of fund's net assets
-----------------------------------------------------------------------------------------------------------------------------------
Illiquid securities limited to        X            X             X             X          X          X
15% of fund's net assets
-----------------------------------------------------------------------------------------------------------------------------------



                                                  Lexington     Lexington
                                                    GNMA          Money
                                      Lexington    Income         Market
                                      Goldfund      Fund          Trust
--------------------------------------------------------------------------
Repurchase agreements(1)                  X           X             X
--------------------------------------------------------------------------
Reverse dollar roll
transactions(1)
--------------------------------------------------------------------------
Borrowing not to exceed                   X
one-third of total fund assets
for leveraging purposes
--------------------------------------------------------------------------
Reverse repurchase agreement              X
--------------------------------------------------------------------------
Dollar roll transactions
--------------------------------------------------------------------------
Securities lending not to exceed
10% of total fund assets
--------------------------------------------------------------------------
Securities lending not to exceed          X                         X
one-third of total fund assets
--------------------------------------------------------------------------
When-issued and forward                   X           X
commitment securities
--------------------------------------------------------------------------
Forward currency contracts(2)             X
--------------------------------------------------------------------------
Purchase options on securities
and currencies(3)
--------------------------------------------------------------------------
Purchase options on securities
and indices(3)
--------------------------------------------------------------------------
Write covered call options(3)
--------------------------------------------------------------------------
Write covered put options(3)
--------------------------------------------------------------------------
Interest rate futures contracts(4)
--------------------------------------------------------------------------
Futures and swaps and options             X
on futures(4)
--------------------------------------------------------------------------
Equity swap
--------------------------------------------------------------------------
Illiquid securities limited to
5% of fund's net assets
--------------------------------------------------------------------------
Illiquid securities limited to
10% of fund's net assets
--------------------------------------------------------------------------
Illiquid securities limited to            X
15% of fund's net assets
--------------------------------------------------------------------------

----------
(1) Under the Investment Company Act, repurchase agreements and reverse dollar roll transactions are considered to be loans by a fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, a fund may experience delay or difficulty in exercising it rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.

(2) A fund that may enter into in forward currency contracts may not do so with respect to more than 70% of its total assets.

(3) A fund will not enter into options on securities, securities indices or currencies or related options (including options on futures) if the sum of initial margin deposits and premiums paid for any such option or options would exceed 5% of its total assets, and it will not enter into options with respect to more than 25% of its total assets.

(4) A Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

Borrowing for Temporary or Emergency Purposes

      For temporary or emergency purposes, Lexington Growth and Income Fund may borrow up to 10% of its total assets. Lexington Money Market Trust may borrow up to one-third of its total assets; Lexington GNMA Income Fund may not borrow money, and the remaining Lexington Funds may borrow up to 5% of their total assets. For leveraging purposes, some Lexington Funds (see Chart) may borrow up to one-third of their total assets.

Defensive Investments and Portfolio Turnover

      Each Lexington Fund may invest up to 100% of its total assets in cash or high-quality debt obligations for temporary defensive purposes.

      The "portfolio turnover rate" is the frequency a Fund buys and sells securities. Frequent transactions involve added expense. All Funds except Lexington Goldfund and Lexington SmallCap Fund expect a portfolio turnover rate of greater than 100%.

Hedging and Risk Management Practices

      The Lexington Funds (other than the Lexington Money Market Trust) may "hedge" against changes in financial markets, currency rates and interest rates. A typical hedge is designed to offset a decline that could hurt the value of the Fund's securities. The Lexington Funds may hedge with "derivatives." Derivatives are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Some Lexington Funds (see chart) may invest in options and futures contracts.

      Hedging transactions involve certain risks. Although a Fund may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for a Fund than if it did not hedge. If a Fund does not correctly predict a hedge, it may lose money. In addition, a Fund pays commissions and other costs in connection with such investments. Hedging transactions may not exist is some countries.

Investment Restrictions

      The investment objective of each Lexington Fund is fundamental and may not be changed without shareholder approval but, unless otherwise stated, each Fund's other investment policies may be changed by its Board. If a Fund changes its investment objective or policies, you should consider whether that Fund is right for you. The Lexington Funds are subject to additional investment policies and restrictions described in the Statement of Additional Information, some of which are fundamental.

                               RISK CONSIDERATIONS

Small Companies

      The Lexington Crosby Small Cap Asia Growth Fund and Lexington SmallCap Fund emphasize investments in smaller companies that may benefit from the development of new products and services. Such smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

      Many companies traded on securities markets in many foreign countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

Foreign Securities

      The Lexington Crosby Small Cap Asia Growth Fund, Lexington Goldfund, Lexington Growth and Income Fund, Lexington International Fund, Lexington Ramirez Global Income Fund, Lexington Troika Dialog Russia Fund and Lexington Worldwide Emerging Markets Fund have the right to purchase securities in foreign countries. Accordingly, shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks of loss inherent in domestic investments. The Lexington Crosby Small Cap Asia Growth Fund, Lexington Global Corporate Leaders Fund, Lexington International Fund, Lexington Ramirez Global Income Fund, Lexington Troika Dialog Russia Fund and Lexington Worldwide Emerging Markets Fund, may invest in securities of companies domiciled in, and in markets of, so-called emerging market countries. These investments may be subject to higher risks than investments in more developed countries.

      Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments), default in foreign government securities, and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the U.S. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, these funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts. Additional risk factors, including use of domestic and foreign custodian banks and depositories, are described elsewhere in this Prospectus and in the Statement of Additional Information.

      Brokerage commissions, fees for custodial services and other costs relating to investments in other countries are generally greater than in the

U.S. Foreign markets have different clearance and settlement procedures from those in the U.S., and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions. The inability of a fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Inability to sell a portfolio security due to settlement problems could result in loss to the fund if the value of the portfolio security declined or result in claims against the fund. In certain countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. The securities markets of many of the countries in which these funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S.

      Because certain foreign securities may be denominated in foreign currencies, the value of such securities will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar results in a corresponding change in the U.S. dollar value of a fund's securities denominated in the currency. Such changes also affect the fund's income and distributions to shareholders. A fund may be affected either favorably or unfavorably by changes in the relative rates of exchange between the currencies of different nations, and a fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Manager's ability to predict movements in exchange rates.

      Some countries in which one of these funds may invest also may have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. dollar, and such devaluations in the currencies may have a detrimental impact on the fund. Many countries in which a fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a "foreign premium" on capital investments available to foreign investors such as the fund. The fund may pay a "foreign premium" to establish an investment position which it cannot later recoup because of changes in that country's foreign investment laws.

Lower-Quality Debt

      The Lexington Troika Dialog Russia Fund, Lexington Goldfund, Inc. and Lexington Ramirez Global Income Fund are authorized to invest high-yield, lower-rated debt securities commonly referred to as "junk bonds." Lower-rated debt securities are considered highly speculative and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than with higher-grade debt securities.

Concentration in Securities of Russian Companies

      The Lexington Troika Dialog Russia Fund concentrates its investment in companies that have their principal activities in Russia. Consequently, the Lexington Troika Dialog Russia Fund's share value may be more volatile than that of investment companies not sharing this geographic concentration. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. The Lexington Troika Dialog Russia Fund may be affected unfavorably by political or diplomatic developments, social instability, changes in government policies, taxation and interest rates, currency repatriation restrictions and other political and economic developments in the law or regulations in Russia and, in particular, the risks of expropriation, nationalization and confiscation of assets and changes in legislation relating to foreign ownership. See "Russia" and "Russian Company" in the Glossary.

      The Russian securities markets are substantially smaller, less liquid and significantly more volatile than the securities markets in the United States. In addition, there is little historical data on these securities markets because they are of recent origin. A substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges and over-the-counter markets. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading volume. Some issuers may be exposed to center-regional conflicts in jurisdiction in the areas of taxation and overall corporate governance which could put the Fund's investments at risk. In addition, because the Russian securities markets are smaller and less liquid than in the United States, obtaining prices on portfolio securities from independent sources may be more difficult than in other markets.

      The political environment in Russia in 1998 is more stable than in 1993 and earlier when clashes between reformers and reactionaries were continuous, setting the stage for an attempted coup d'etat in October 1993. Nevertheless, there is still a great deal of uncertainty surrounding the political future of the country. The political system continues to be very dependent on one person -- Boris Yeltsin, the President. His term ends in the year 2000 and there is a great deal of uncertainty surrounding his successor as he has stated that he will not run again. Compounding the uncertainty are relations between the reformist government and the communist-led Duma which have at times been very strained. The reform movement itself has been tarnished by allegations of corruption and "cronyism" among the top reformers in the government and in the reform process itself. Power sharing between the central government in Moscow and the regional governments has been a subject of continuing and often heated debate. If the political future begins to favor the conservative factions over the reformers and relations between the Russian Federation and the West were to deteriorate, foreign investment in Russia would likely be deterred. Continuing tensions between the center and the regions could lead to attempts for independence in some regions, as was the case in Chechnya.

     The declining stature and funding of the military could have a negative impact on Russia's political and economic future. Morale in the military is very poor as significant gaps in living standards between the military and civilian sectors continue to widen and as the perception grows that NATO continues to expand while Russia's sphere of influence continues to contract. Current and former military leaders are increasingly outspoken in their criticism of the administration's handling of military affairs. Some are positioning themselves as candidates for the presidency. All of these factors could lead to further political unrest.

     Moreover, it is uncertain whether Russia's process will continue.
Although the government has publicly pledged its continued support for the reform process, allegations of corruption in the privatization process have delayed scheduled actions. Revenues from privatization are a necessary source of funding for the federal government. It is also unclear whether the reforms intended to liberalize prevailing economic structures based on free market principles will be successful. Foreign participation in privatization auctions has been limited or prohibited in the past and the management of many companies continue to favor majority shareholders over minority, including, foreign shareholders and, in general may not be responsive to shareholders.

      The planned economy of the former Soviet Union was run with qualitatively different objectives and assumptions from those prevalent in a market system and Russian businesses do not have any recent history of operating within a market-oriented economy. In general, relative to companies operating in Western economies, companies in Russia are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia's continued attempts to move toward a more market-oriented economy.

      Russia's economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devaluing currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy. The economic problems have been exacerbated by a growing liquidity crisis which culminated in a bank liquidity crisis in August 1995. The taxation system has had numerous attempts at reform, but a failure to collect taxes is an ongoing major problem.

      Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted.

      Although evolving rapidly, even the largest of Russia's stock exchanges are not well developed compared to Western stock exchanges. The actual volume of exchange-based trading in Russia is low and active on-market trading generally occurs only in the shares of a few private companies. Most secondary market trading of equity securities occurs through over-the-counter trading facilitated by a growing number of licensed brokers. Shares are traded on the over-the-counter market primarily by the management of enterprises, investment funds, short-term speculators and foreign investors.

Interest Rates

      The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security's market value, and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the more sensitive that security is to changes in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of the issuer's creditworthiness also affect the market value of that issuer's debt securities.

      Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in a fund's portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Lexington GNMA Income Fund may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, a fund's yield will decline correspondingly. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Lexington GNMA Income Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium. Duration is one of the fundamental tools used by the Manager in managing interest rate risks including prepayment risks. See "Duration" in the Glossary.

      Non-diversified Portfolio. The Lexington Goldfund, Lexington Ramirez Global Income Fund and Lexington Troika Dialog Russia Fund are "non-diversified" investment companies under the Investment Company Act. This means that they are not limited in the proportion of their total assets that may be invested in a single company. They may invest a greater portion of their assets in fewer companies than "diversified" funds, and thus may be subject to greater risk. These Funds, however, intend to comply with the diversification requirements of federal tax laws to qualify as a regulated investment company.

Precious Metals

      The Lexington Goldfund may invest in gold bullion and other precious metals. These precious metals investments earn no income return, unlike savings deposits, bonds or even stocks which may produce interest or dividend income. Transaction and storage costs may be higher than costs relating to the buying, holding and selling of more traditional types of investments. An increase in the market price of precious metals is the only way the Fund will be able to realize a gain on these investments.

Settlement and Custody

      The Funds that invest in foreign securities, especially the Lexington Troika Dialog Russia Fund could be subject to risks not normally associated with U.S. investments because of newly developed securities markets and the underdeveloped state of banking and telecommunications systems. Russia does not have a central registration system, therefore ownership of shares is recorded by the companies themselves and by registrars located throughout Russia. Although these registrars may be inspected, it is possible that the Fund's ownership rights could be lost through fraud, negligence or even mere oversight on behalf the registrars, and the Fund could experience difficulty enforcing any rights against the registrar or issuer in the event of loss of share registration. Due to local postal and banking standards, there are risks that the payment of dividends or other distributions could be delayed or lost. Russian banking institutions and registrars are not guaranteed by the state.

      In light of these risks, the Board of Directors of the Lexington Troika Dialog Russia Fund has approved procedures whereby the Fund will not invest in the securities of a Russian company unless that company's registrar has entered into a contract with the Fund's Sub-Custodian Bank. This protective contract gives the Sub-Custodian Bank the right to conduct regular share confirmations on behalf of the Fund. These procedures also require the Sub-Custodian Bank to provide certain information on a periodic basis to the Board of Directors concerning the registration of shares and custody arrangements in Russia.

                             MANAGEMENT OF THE FUNDS

Board of Directors/Trustees

      Each Lexington Fund has either a Board of Directors or a Board of Trustees that establishes its policies and supervises and reviews its management. Day-to-day operations of the Lexington Funds are administered by the officers of the Lexington Funds and by the Manager and Sub-Advisers pursuant to the terms of an investment management agreement with each fund and investment sub-advisory agreements between the Manager and the Sub-Advisers.

Board of Advisers

      With respect to the Lexington Troika Dialog Russia Fund, the Manager and the Fund's Board of Directors will receive oversight assistance from a Board of Advisers which will be composed of experts in Russian political and economic affairs. The Board of Advisers will be responsible for providing the Manager and the Fund's Board of Directors with periodic updates on political and macroeconomic conditions and trends in Russia, and their potential implication for the overall investment environment in Russia. This will enhance the ability of the Manager and the Fund's Board of Directors to oversee and safeguard the assets of the Lexington Troika Dialog Russia Fund.

      The members of the Board of Advisers currently are: Keith Bush, Senior Associate-Russian and Eurasian Studies at the Center for Strategic and International Studies: Richard M. Hisey, Managing Director and Chief

Financial Officer of Lexington Management Corporation and Marin J. Strmecki, Ph.D., Director of Programs for the Smith Richardson Foundation. See Statement of Additional Information for further information on the Board of Advisers.

Investment Adviser

      Lexington Management Corporation is the Manager of the Lexington Funds. The Manager was established in 1938 and is an investment adviser registered as such with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager advises private clients as well as the Lexington Funds. The Manager is a wholly-owned subsidiary of Lexington Global Asset Managers, Inc., a Delaware corporation. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a controlling interest in Lexington Global Asset Managers, Inc.
(NASDAQ Symbol: LGAM).

                                THE SUB-ADVISERS

Lexington Crosby Small Cap Asia Growth Fund

      The Manager has entered into a Sub-Advisory Agreement with Crosby Asset Management (US) Inc. ("Crosby"). Under the Sub-Advisory Agreement, Crosby will provide the Lexington Crosby Small Cap Asia Growth Fund with investment management services. Crosby was established on October 4, 1990 in the British Virgin Islands. Crosby manages assets and provides investment advice for investment company and institutional private accounts around the world. It is a subsidiary of the Crosby Group, Hong Kong.

Lexington Ramirez Global Income Fund

      The Manager has entered into a Sub-Advisory Agreement with MFR Advisors, Inc. ("MFR"). Under the Sub-Advisory Agreement, MFR will provide the Lexington Ramirez Global Income Fund with investment and economic research services. MFR manages assets for both investment companies and institutions. MFR is a subsidiary of Maria Fiorini Ramirez, Inc.

Lexington SmallCap Fund

      The Manager has entered into a Sub-Advisory Agreement with MSR Advisors, Inc. ("MSR"). Under the Sub-Advisory Agreement, MSR will provide the Lexington SmallCap Fund with investment advice and management of the Fund's investment program.

Lexington Troika Dialog Russia Fund

      The Manager has entered into a Sub-Advisory Agreement with Troika Dialog Asset Management ("TDAM"). Under the Sub-Advisory Agreement, TDAM will provide the Lexington Troika Dialog Russia Fund with investment advice and management of the Fund's investment program. TDAM is a majority owned subsidiary of The Bank of Moscow.

Registered Service Mark

      The Manager as owner of the registered service mark "Lexington" will sublicense the Funds to include the word "Lexington" as part of their names subject to revocation by the Manager in the event that the Funds cease to engage the Manager or its affiliates as investment manager or distributor. Crosby has authorized the Lexington Crosby Small Cap Asia Growth Fund to include the word "Crosby" as part of its corporate name subject to revocation by Crosby in the event the Lexington Crosby Small Cap Asia Growth Fund ceases to engage Crosby as Sub-Adviser. In that event the Funds will be required upon demand of the Manager (or with regard to the Lexington Crosby Small Cap Asia Growth Fund, Crosby) to change their respective names to delete the word "Lexington" (or with regard to the Lexington Crosby Small Cap Asia Growth Fund, "Crosby") therefrom.

                               PORTFOLIO MANAGERS

Lexington Crosby Small Cap Asia Growth Fund

      Christina Lam is a lead manager (Simon C.N. Thompson is the other lead manager) on a portfolio management team that manages the Lexington Crosby Small Cap Asia Growth Fund. Ms. Lam is Vice President and Portfolio Manager of the Lexington Crosby Small Cap Asia Growth Fund. Ms. Lam joined Crosby Asset Management in 1991. She is responsible for the investment management of the listed equity portfolios under the management of Crosby Asset Management which include a major Asian small capitalization account. After graduating with a Law Degree with Honors from Warwick University, she qualified as a Barrister from Lincoln's Inn in London. She moved to Hong Kong in 1987 where she joined Schroder Securities Limited in Hong Kong as an investment analyst, where her coverage included the utilities, industrials and retail sectors and conglomerates.

      Simon C.N. Thompson is a lead manager (Ms. Lam is the other lead manager) on a portfolio management team that manages the Lexington Crosby Small Cap Asia Growth Fund. Mr. Thompson is Vice President and Portfolio Manager of the Lexington Crosby Small Cap Asia Growth Fund. Mr. Thompson is responsible for the Fund's overall investment strategy. Mr. Thompson was appointed a Director and Chief Portfolio Investment

Strategist of Crosby Asset Management in 1993. From 1988 to 1996 he was President and Chief Executive Officer of Crosby Securities, Inc. New York. Prior to 1980 he was an International Portfolio Manager with Phillip's and Drew (UBS). He is currently the Portfolio Director for other investment funds advised by Crosby Asset Management.

Lexington Goldfund

      Robert W. Radsch, CFA, is portfolio manager of the Lexington Goldfund. Mr. Radsch is a Vice President of the Manager. Prior to joining Lexington in July 1994, he was Senior Vice President, Portfolio Manager and Chief Economist for the Bull & Bear Group. He has extensive experience managing gold, silver and platinum on an international basis having managed precious metals and international funds for more than 14 years. Mr. Radsch is a graduate of Yale University with a B.A. degree and holds an M.B.A. in Finance from Columbia University.

Lexington Growth and Income Fund

      Alan Wapnick is portfolio manager of the Lexington Growth and Income Fund. Mr. Wapnick is Senior Vice President, Director of Domestic Investment Equity Strategy of the Manager. Mr. Wapnick is responsible for domestic investment analysis and portfolio management at LMC. He has 27 years investment experience. Prior to joining the Manager in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, J.&W. Seligman, Dean Witter and most recently Union Carbide Corporation. Mr. Wapnick is a graduate of Dartmouth College and received a Master's Degree in Business Administration from Columbia University.

Lexington GNMA Income Fund

      Denis P. Jamison manages the Lexington GNMA Income Fund. Mr. Jamison is Senior Vice President and Director Fixed Income Strategy of the Manager. Mr. Jamison is responsible for fixed-income portfolio management. He is a member of the New York Society of Security Analysts. Prior to joining the Manager in 1981, Mr. Jamison had spent nine years at Arnold Bernhard & Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison is a graduate of the City College of New York with a B.A. in Economics.

Lexington International Fund

      Richard T. Saler is the lead manager on an investment management team that manages the Lexington International Fund. Mr. Saler is Senior Vice

President, Director of International Investment Strategy of the Manager. Mr. Saler is responsible for international investment analysis and portfolio management at the Manager. He has eleven years of investment experience. Mr. Saler has focused on international markets since first joining the Manager in 1986. In 1991 he was a strategist with Nomura Securities and rejoined the Manager in 1992. Mr. Saler is a graduate of New York University with a B.S. Degree in Marketing and an M.B.A. in Finance from New York University's Graduate School of Business Administration.

      Phillip A. Schwartz is a co-manager on an investment management team that manages the Lexington International Fund. Mr. Schwartz is a Vice President of the Manager, Chartered Financial Analyst and member of the New York Security Analysts Association. He is responsible for international investment analysis and portfolio management at the Manager, and has nine years investment experience. Prior to joining Lexington in 1993, Mr. Schwartz was Vice President of European Research Sales with Cheuvreux De Virieu in Paris and New York, serving the institutional market. Prior to Cheuvreux, he was affiliated with Olde and Co. and Kidder, Peabody as a stockbroker. Mr. Schwartz earned his B.A. and M.A. degrees from Boston University.

Lexington Money Market Trust

      Denis P. Jamison is portfolio manager of the Lexington Money Market Trust. Mr. Jamison also manages the Lexington GNMA Income Fund and the Lexington Ramirez Global Income Fund. Mr. Jamison is Senior Vice President and Director Fixed Income Strategy of Lexington Management Corporation. Mr. Jamison is responsible for fixed-income portfolio management. He is a member of the New York Society of Security Analysts. Prior to joining the Manager in 1981, Mr. Jamison had spent nine years at Arnold Bernhard & Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison is a graduate of the City College of New York with a B.A. in Economics.

Lexington Ramirez Global Income Fund

      Denis P. Jamison manages the Lexington Ramirez Global Income Fund. Mr. Jamison is Senior Vice President and Director Fixed Income Strategy of Lexington Management Corporation. Mr. Jamison is responsible for fixed-income portfolio management. He is a member of the New York Society of Security Analysts. Prior to joining the Manager in 1981, Mr. Jamison had spent nine years at Arnold Bernhard & Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison is a graduate of the City College of New York with a B.A. in Economics.

      Maria Fiorini Ramirez, President and Chief Executive Officer of MFR Advisors Inc. In 1973 she started a ten year association with Merrill Lynch, serving as Vice President and Senior Money Market Economist. She joined Becker Paribas in 1984 as Vice President and Senior Money Market Economist before joining Drexel Burnham Lambert that same year as First Vice President and Money Market Economist. She was promoted to Managing Director of Drexel in 1986. From April, 1990 to August 1992, Ms. Ramirez was the President and Chief Executive Officer of Maria Ramirez Capital Consultants, Inc., a subsidiary of John Hancock Freedom Securities Corporation. Ms. Ramirez established MFR in August, 1992, MFR is Sub-Adviser to the Lexington Ramirez Global Income Fund. Ms. Ramirez holds a B.A. in Business Administration and Economics from Pace University.

Lexington SmallCap Fund

      Robert M. DeMichele is one of three lead managers of a portfolio management team that manages the Lexington SmallCap Fund.

      Mr. DeMichele is Chairman and Chief Executive Officer of Lexington Management Corporation. He is also the Chairman of the Investment Strategy Group. In addition, he is President of Lexington Global Asset Managers, Inc., LMC's parent company. He holds similar offices in other companies owned by Lexington Global Asset Managers, Inc., as well as the Lexington Funds. Prior to joining LMC in 1981, Mr. DeMichele was a Vice President at A.G. Becker, Inc. the securities division of Warburg, Paribus, Becker, an international investment banking firm. From 1973 to 1981, Mr. DeMichele held several positions, the most recent managing A.G. Becker's Funds Evaluation and Consulting Group for both the East and West coasts. Mr. DeMichele is a graduate of Union College with a B.A. Degree in Economics and an M.B.A. in Finance from Cornell University.

      Alan T. Wapnick is one of three lead managers of a portfolio management team that manages the Lexington SmallCap Value Fund. Mr. Wapnick is Senior Vice President, Director of Domestic Investment Equity Strategy of the Manager. Mr. Wapnick is responsible for domestic investment analysis and portfolio management at LMC. He has 27 years investment experience. Prior to joining the Manager in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, J.&W. Seligman, Dean Witter and most recently Union Carbide Corporation. Mr. Wapnick is a graduate of Dartmouth College and received a Master's Degree in Business Administration from Columbia University.

      Frank A. Peluso is one of three lead managers of a portfolio management team that manages the Lexington Small Cap Value Fund. He has 35 years investment experience. Mr. Peluso is President and Chief Executive Officer of Market System Research Advisors, Inc. (MSR), the sub-adviser to the Fund. Mr. Peluso utilizes a proprietary analytical system to identify securities with performance potential which he believes to be exceptional. In addition, Mr. Peluso's proprietary data is used by professional money managers, insurance companies, brokerage firms, banks, mutual fund companies and pension funds. Mr. Peluso is a graduate of Princeton University and has completed a year of post-graduate study at Columbia University.

      Lexington Troika Dialog Russia Fund

      Gavin Rankin, LLB, ACA is the lead manager of the Lexington Troika Dialog Russia Fund. Mr. Rankin is Chief Investment Officer for Troika Dialog Asset Management. He is responsible, along with other members of the portfolio management team, for the Fund's overall investment strategy. He was previously Head of Research for Troika Dialog from 1995-1997. Mr. Rankin represented Schroders Investment Bank in the Czech and Slovak Republics, and served other capital market clients including Wood and Co. and EPIC from 1991-1995. He was also the Founder and Chief Executive Officer of Lonpra A.S., an investment banking firm in Czechoslovakia in 1991. Mr. Rankin received a degree in law (L.L.B.) from the University of Buckingham in England and also qualified as a Chartered Accountant (ACA) with Price Waterhouse. Mr. Rankin has extensive experience in East European equity research and management.

      Richard M. Hisey, CFA, is a portfolio manager and the investment strategist based in the United States. He is a member of the Board of Advisers and Board of Directors of Lexington Troika Dialog Russia Fund. He is also a Managing Director and Chief Financial Officer of Lexington Management Corporation, the Fund's Investment Advisor. Mr. Hisey sits on the Investment Company Institute's Accounting/Treasurers, International and Tax Committees. He is a Chartered Financial Analyst and is also a member of the New York Society of Security Analysts. Mr. Hisey is a graduate with Distinction of the University of Connecticut with a Bachelor of Arts in Soviet and Eastern European Studies. His undergraduate work included studies at Middlebury College and at Leningrad State University in the Former Soviet Union. He also holds an M.B.A. from the University of Connecticut.

      Pavel Teplukhin is a member of the portfolio management team that manages the Lexington Troika Dialog Russia Fund. He is the President of

Troika Dialog Asset Management. Dr. Teplukhin received a diploma in Economics and a Doctorate in Economic Analysis and Statistics from Moscow State University. He also received a Master of Science in Economics/Macroeconomics from the London School of Economics. From 1993-1996 Dr. Teplukhin was Economic Adviser to the First Deputy Prime Minister at the Ministry of Finance of the Russian Federation.

      Ruben Vardanian is a member of the portfolio management team that manages the Lexington Troika Dialog Russia Fund. Mr. Vardanian is Chairman of the Board of Troika Dialog Asset Management. He is Vice Chairman of the Board of Directors of the Depository Clearing Company. He is Vice Chairman of the Board of Directors of the Depository Clearing Company. He is a member of the expert council of the Federal Securities Commission and a Director of the Russian Trading System (RTS). He is also Chairman of the Board of Directors of the Russian Capital markets self-regulatory organization (NAUFOR). Mr. Vardanian received a Masters Degree with Distinction from the Finance Department of Moscow State University. He received post-graduate training with Banca CRT in Italy and the Emerging Markets Division of Merrill Lynch in New York.

Lexington Worldwide Emerging Markets Fund

      Richard T. Saler is the lead manager on an investment management team that manages the Lexington Worldwide Emerging Markets Fund. Mr. Saler is Senior Vice President, Director of International Investment Strategy of the Manager. Mr. Saler is responsible for international investment analysis and portfolio management at the Manager. He has eleven years of investment experience. Mr. Saler has focused on international markets since first joining the Manager in 1986. In 1991 he was a strategist with Nomura Securities and rejoined the Manager in 1992. Mr. Saler is a graduate of New York University with a B.S. Degree in Marketing and an M.B.A. in Finance from New York University's Graduate School of Business Administration.

                       Management Fees and Other Expenses

      The Manager provides the Funds with advice on buying and selling securities, manages the Funds' Investments, including the placement of orders for portfolio transactions, furnishes the Funds with office space and certain administrative services and provides personnel needed by the Funds with respect to the Manager's responsibilities under the Manager's Investment Management Agreement with each fund. The Manager also compensates the members of the Funds' Board of Directors or Trustees who are interested persons of the Manager, and assumes the cost of printing prospectuses and shareholder reports for dissemination to prospective investors.

      The management fees for all the Funds except Lexington Growth and Income Fund, Lexington GNMA Income Fund and Lexington Money Market Trust are higher than for most mutual funds. However, these management fees are not necessarily greater than the management fees of other investment companies with similar objectives and policies.

      As compensation, each Lexington Fund pays the Manager a management fee (accrued daily but paid when requested by the Manager) based upon the value of the average daily net assets of that fund, according to the following table.

                                       Management Fee       Average Daily Net
                                        (Annual Rate)    Assets (if applicable)
================================================================================
Lexington Crosby Small Cap
   Asia Growth Fund                         1.25%                    *
================================================================================
Lexington International Fund                1.00%                    *
================================================================================
Lexington Ramirez Global
   Income Fund                              1.00%                    *
================================================================================
Lexington Troika Dialog Russia Fund         1.25%                    *
================================================================================
Lexington Worldwide Emerging
   Markets Fund                             1.00%                    *
================================================================================
Lexington Growth and                        0.75%            First $100 million
   Income Fund                              0.60%            Next $50 million
                                            0.50%            Next $100 million
                                            0.40%            Over $250 million
================================================================================
Lexington SmallCap Fund                     1.00%                    *
================================================================================
Lexington Goldfund                          1.00%            First $50 million
                                            0.75%            Over $50 million
================================================================================
Lexington GNMA Income Fund                  0.60%            First $150 million
                                            0.50%            Next $250 million
                                            0.45%            Next $400 million
                                            0.40%            Over $800 million
================================================================================
Lexington Money Market Trust                0.50%                    *
================================================================================
*One rate applies to the Fund's average daily net assets

      The Manager also serves as the Funds' Administrator (the "Administrator"). The Administrator performs services with regard to various aspects of each fund's administrative operations at cost.

      Each fund is responsible for its own operating expenses including, but not limited to: the Manager's fees; taxes, if any; brokerage and commission expenses, if any; interest charges on any borrowings; transfer agent, administrator, custodian, legal and auditing fees; shareholder servicing fees including fees to third-party servicing agents; fees and expenses of Director or Trustees who are not interested persons of the Manager; salaries of certain personnel; costs and expenses of calculating its daily net asset value; costs and expenses of accounting, bookkeeping and record keeping required under the Investment Company Act of 1940; insurance premiums; trade association dues; fees and expenses of registering and maintaining registration of its shares for sale under federal and applicable state securities laws; all costs associated with shareholders meetings and the preparation and dissemination of proxy materials, except for meetings called solely for the benefit of the Manager or its affiliates; printing and mailing prospectuses, statements of additional information and reports to shareholders; and other expenses relating to that fund's operations, plus any extraordinary and nonrecurring expenses that are not expressly assumed by the Manager.

The Manager has agreed to reduce its management fee if necessary to keep total annual operating expenses at or below two and one-half percent (2.50%) of each fund's average daily net assets except for Lexington International Fund, whose annual expenses will be kept at or below one and three-quarters percent (1.75%); Lexington Ramirez Global Income Fund, one and one-half percent (1.50%); Lexington Troika Dialog Russia Fund, three and thirty-five one-hundredths of one percent (3.35%); Lexington GNMA Income Fund, one and one-half percent (1.50%) of average daily net assets up to $30 million and one percent (1.00%) thereafter; and Lexington Money Market Trust, one percent (1.00%). Total annual operating expense limits may also be subject to state blue sky regulations. The Manager also may reduce additional amounts in these or other of the Funds to increase the return to a fund's investors. The Manager may terminate these voluntary reductions at any time.

      In addition, the Manager may elect to absorb operating expenses that a fund is obligated to pay to increase the return to that fund's investors. If the Manager performs a service or assumes an operating expense for which a fund is obligated to pay and the performance of such service or payment of such expense is not an obligation of the Manager under the Investment Management Agreement, the Manager is entitled to seek reimbursement from that fund for the Manager's costs incurred in rendering such service or assuming such expense. The Manager also may compensate broker-dealers and other intermediaries that distribute a fund's shares as well as other service providers of shareholder and administrative services. The Manager may also sponsor seminars and educational programs on the Funds for financial intermediaries and shareholders.

      The Manager considers a number of factors in determining which brokers or dealers to use for each fund's portfolio transactions. Although these factors are more fully discussed in the Statement of Additional Information, they include, but are not limited to, reasonableness of commissions, quality of services, and execution and availability of research that the Manager may lawfully and appropriately use in its investment management and advisory capacities. Provided the Funds receive prompt execution at competitive prices, the Manager also may consider the sale of a fund's shares as a factor in selecting broker-dealers for that fund's portfolio transactions.

      It is anticipated that Troika Dialog may act as the Funds' broker in the purchase and sale of portfolio securities and, in that capacity, will receive brokerage commissions from the Funds. The Funds will use Troika Dialog as its broker only when, in the judgement of the Manager and pursuant to review by the Boards of Directors, Troika Dialog will obtain a price and execution at least as favorable as that available from other qualified brokers. See "Portfolio Transactions and Brokerage Commissions" in the Statement of Additional Information.

                            HOW TO CONTACT THE FUNDS

      Call a Lexington shareholder service representative Monday-Friday between 9-5 ET for information on the Funds or your account, at:

                  (800) 526-0056 or (201) 845-7300 for Service
                 (800) 526-0052 for 24 Hour Account Information
                 (800) 526-0057 for 24 Hour Investor Information

      Mail your completed application, any checks, investment or redemption instructions and correspondence to the Transfer Agent:

                            Transfer Agent:
                            State Street Bank and Trust Company
                            c/o National Financial Data Services
                            Lexington Funds
                            1004 Baltimore
                            Kansas City, Missouri 64105

                           HOW TO INVEST IN THE FUNDS

      The Funds' shares are offered directly to the public, with no sales load, at their next determined net asset value after receipt of an order with payment. The Funds' shares are offered for sale by State Street Bank and Trust Company (the "Transfer Agent") and through selected securities brokers and dealers.

      If an order, together with payment in proper form, is received by the Transfer Agent by 4:00 p.m., New York time, on any day that the New York Stock Exchange ("NYSE") is open for trading, fund shares will be purchased at the fund's next-determined net asset value. Orders for fund shares received after the Funds' cutoff times will be purchased at the next-determined net asset value after receipt of the order.

      The Funds' shares may also be purchased through selected broker-dealers or financial institutions who have entered into servicing arrangements with the Funds ("servicing agents"). Such servicing agents are authorized to accept purchase and redemption orders on the Funds' behalf up until 4:00 p.m. New York time, based on the net asset value per share of the fund next computed after the order is placed with the servicing agent. Under these circumstances, the fund would be deemed to have received a purchase or redemption order when the authorized servicing agent accepts the order and it is accepted by the Distributor.

      The minimum investment in each fund is described in this section. The Manager or the Distributor, in its discretion, may waive these minimums. The Funds do not accept third-party checks or cash investments. Third party checks are defined as checks made payable to someone other than the Fund. Checks must be in U.S. dollars and, to avoid fees and delays, drawn only on banks located in the U.S. See the Statement of Additional Information for further details.

      The Funds and the Distributor each reserve the right It to reject any order in whole or in part.

Initial Investments

      Minimum Initial Investment (except Lexington
        Troika Dialog Russia Fund):                          $1,000

      Minimum Initial Investment for the Lexington Troika
        Dialog Russia Fund:                                  $5,000

Initial Investments by Check

      o Complete the New Account Application. Tell us in which fund(s) you want to invest and make your check payable to The Lexington Funds.

      o Mail the New Account Application and check to the Transfer Agent at the address given above.

      o     A charge may be imposed on checks that do not clear.

      o The Funds and the Distributor each reserve the right to reject any purchase order in whole or in part.

Initial Investments by Wire

      o Shares of the Funds may be purchased by wire if a prospectus has been received and read prior to investing. The purchase will be made at the net asset value on the day received if the wire is received prior to 4 pm ET.

      o Telephone the Funds toll-free at 1-800-526-0056. Provide the Fund with your name, dollar amount to be invested and fund(s) in which you want to invest. They will provide you with further instructions to complete your purchase. Complete information regarding your account must be included in all wire instructions to ensure accurate handling of your investment.

      o Request your bank to transmit immediately available funds by wire for purchase of shares in your name to the following:

                     State Street Bank and Trust Company
                     Account No. 99043713
                        Re: Lexington Fund you are
                        investing in
                     Account of (your Registration)
                     Account # (of new account)
                     ABA Routing Number 011000028

      o A completed New Account Application must then be forwarded to the Fund at the address on the Application.

      o     Your bank may charge a fee for any wire transfers.

      o The Funds and the Distributor each reserve the right to reject any purchase order in whole or in part.

Minimum Subsequent Investment: $50

      Subsequent Investments by Check

      o Make your check payable to The Lexington Funds. Enclose the detachable form which accompanies the Transfer Agent's confirmation of a prior transaction with your check. If you do not have the detachable form, mail your check with written instructions indicating the fund name and account number to which your investment should be credited.

      o     A charge may be imposed on checks that do not clear.

      Subsequent Investments by Wire

      o You do not need to contact the Transfer Agent prior to making subsequent investments by wire. Instruct your bank to wire funds to the Transfer Agent using the bank wire information under "Initial Investments by Wire" above.

      "Lex-O-Matic" the Automatic Investment Plan

      o A shareholder may make additional purchases of shares automatically on a monthly or quarterly basis with the automatic investing plan, "Lex-O-Matic."

      o "Lex-O-Matic" will be established on existing accounts only. You may not use a "Lex-O-Matic" investment to open a new account. The minimum automatic investment amount is $50.

      o     Your bank must be a member of the Automated Clearing House.

      o To establish Lex-O-Matic, attach a voided check (checking account) or preprinted deposit slip (savings account) from your bank account to your Lexington Account Application or your letter of instruction.

      o Investments will automatically be transferred into your Lexington Account from your checking or savings account. The institution must be an Automated Clearing House (ACH) member.

      o Investments may be transferred either monthly or quarterly on or about the 15th day of the month.

      o You should allow 20 business days for this service to become effective.

      o You may cancel your Lex-O-Matic at any time provided that a letter is sent to the Transfer Agent ten days prior to the scheduled investment date. Your request will be processed upon receipt.

      By investing in the Lexington Funds, you appoint the Transfer Agent as your agent to establish an open account to which all shares purchased will be credited, along with any dividends and capital gain distributions which are paid in additional shares (see "Dividends and Distributions"). Stock certificates will be issued, upon written request, for full shares of Lexington Funds. Certificates will not be issued for 30 days unless payment is made by certified check, cashier's check or federal funds wire. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates.

      You may purchase shares of the Lexington Funds through broker-dealers or financial institutions that have selling agreements with LFD. Broker-dealers and financial institutions that process such orders for customers may charge a fee for their services. The fee may be avoided by purchasing shares directly from the Lexington Funds.

                    HOW TO REDEEM AN INVESTMENT IN THE FUNDS

      The Funds will redeem all or any portion of an investors outstanding shares upon request. Redemptions can be made on any day that the NYSE is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption and such request is received by the Transfer Agent. Payment of redemption proceeds is made promptly regardless of when redemption occurs and normally within three days after receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee. Redemption proceeds will be mailed or wired in accordance with the shareholders instructions. The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC. In the case of shares purchased by check and redeemed shortly after the purchase, the Transfer Agent will not mail redemption proceeds until it has been notified that the monies used for the purchase have been collected, which may take up to 15 days from the purchase date. You may redeem shares of the Lexington Funds through broker-dealers or financial institutions that have selling agreements with LFD. Broker-dealers and financial institutions that process such orders for customers may charge a fee for their services. The fee may be avoided by redeeming shares directly from the Lexington Funds.

      A 2% redemption fee will be charged on the redemption of shares of the Lexington Troika Dialog Russia Fund held less than 365 days. The redemp-tion fee will not apply to shares representing the reinvestment of dividends and capital gains distributions. The redemption fee will be applied on a share by share basis using the "first shares in, first shares out" (FIFO) method. Therefore, the oldest shares are considered to have been sold first. Redemption fee proceeds will be applied to the Fund's aggregate expenses allocable to providing custody, accounting and pricing, redemption services, including transfer agent fees, postage, printing, telephone costs and employment costs relating to the handling and processing of redemptions. Any excess fee proceeds will be added to the Fund's capital.

      Redeeming by Written Instruction

      o Write a letter giving your name, account number, the name of the fund from which you wish to redeem and the dollar amount or number of shares you wish to redeem.

      o Signature guarantee your letter if you want the redemption proceeds to go to a party other than the account owner(s), your predesignated bank account or if the dollar amount of the redemption exceeds $25,000. The Transfer Agent requires that the guarantor be either a commercial bank which is a member of the Federal Deposit Insurance Corporation, a trust company, a savings and loan association, a savings bank, a credit union, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. A notary public is not an acceptable guarantor. Contact the Fund for more information.

      o If a redemption request is sent to the Fund in New Jersey, it will be forwarded to the Transfer Agent and the effective date of redemption will be the date received by the Transfer Agent.

      o Checks for redemption proceeds will normally be mailed within three business days, but will not be mailed until all checks in payment for the shares to be redeemed have been cleared. Shareholders who redeem all their shares will receive a check representing the value of the shares redeemed plus the accrued dividends through the date of redemption. Where shareholders redeem only a portion of their shares, all dividends declared but unpaid will be distribute on the next dividend payment date. The Transfer Agent will restrict the mailing of redemption proceeds to a shareholder address of record within 30 days of such address being changed, unless the shareholder provides a signature guaranteed letter of instruction.

      Redeeming by Telephone

      o Shares of the Funds may redeemed by telephone. A telephone redemption in good order will be processed at the net asset value of the Fund next determined. There is a maximum telephone redemption limit of $100,000. Call the Fund between 9 a.m. and 4 p.m. ET toll free at 1-800-526-0056.

      o A redemption authorization and signature guarantee must be given before a shareholder may redeem by telephone. A redemption authorization form is contained in the New Account Application and authorization forms may be obtained by calling the Funds.

      o Shareholders may elect on the redemption authorization form to have redemption proceeds, in any amount of $200 or more, mailed to the registered address or to any other designated person. There is a minimum of $1,000 to have your Redemption proceeds wired to a bank account. A new form must be completed whenever these instructions are revised.

      o Telephone redemption privileges may be canceled by instructing the Transfer Agent in writing. Your request will be processed upon receipt.

      o Telephone Exchanges may only involve shares held on deposit by the Transfer Agent, not shares held in certificate form by the shareholder.

      o Exchange/Redemption by telephone, see below "Exchange/Telephone Privileges and Restrictions."

      Redeeming by Check

      o     Checkwriting is available on the Lexington Money Market Trust.

      o The minimum amount per check is $100 or more up to $500,000 at no charge. Checks for less than $100 or over $500,000 will not be honored.

      o     All checks require only one signature unless otherwise indicated.

      o     Checks will be returned to you at the end of each month.

      o Redemption checks are free, but a charge of $15.00 may be imposed for any stop payments requested.

      o     Redemption checks should not be used to close your account.

      o Procedures for redemptions by telephone, at no charge, or check may only be used for shares for which share certificates have not been issued, and may not be used to redeem shares purchased by check which have been on the books of the Fund for less than 15 days.

Systematic Withdrawal Plan

      Under a Systematic Withdrawal Plan, a shareholder with an account value of $10,000 or more in a fund may receive (or have sent to a third party) peri-odic payments (by check or wire). If the proceeds are to be mailed to a third party a signature guarantee is required. The minimum payment amount is $100 from each fund account. Payments may be made monthly, quarterly, semi-annually or annually. Systematic withdrawals occur on the 28th of each month. If the 28th falls on a weekend or holiday, the withdrawal will occur on the preceding business day. Depending on the form of payment requested, shares may be redeemed up to five business days before the redemption proceeds are scheduled to be received by the shareholder. The redemption may result in the recognition of gain or loss for income tax purposes.

            EXCHANGE/TELEPHONE REDEMPTION PRIVILEGES AND RESTRICTIONS

      Shares of the Lexington Funds may be exchanged for shares of equivalent value of any Lexington Fund. If an exchange involves investing in a Lexington Fund not already owned, the dollar amount of the exchange must meet the minimum initial investment amount. An exchange may result, in a recognized gain or loss for income tax purposes. Exchanges over $500,000 may take up to three business days to complete. See the discussion of fund telephone procedures and limitations of liability under "Telephone Transactions" above.

      Purchasing and Redeeming Shares by Exchange

      o You may make exchange/redemption requests in writing or by telephone. Telephone exchanges may only be made if you have completed a Telephone Authorization form. Telephone exchanges may not be made within 7 days of a previous exchange.

      o The minimum exchange required is $500, unless a new account is being established.

      o Telephone exchanges/redemptions may only involve shares held on deposit by the Transfer Agent, not shares held in certificate form by the shareholder.

      o Any new account established by a shareholder will also have the privilege of exchange by telephone in the Lexington Funds. All accounts involved in a telephonic exchange must have the same dividend option as the account from which the shares are transferred.

      o Telephone redemption privileges are not available on retirement plan accounts.

        Telephone Exchange/Telephone Redemption Identification Procedures

      You agree that neither LFD, the Transfer Agent, or the Fund(s) will be liable for any loss, expense or cost arising out of any requests effected in accordance with this authorization which would include requests effected by imposters or persons otherwise unauthorized to act on behalf of the account.

The above provision is subject to the procedures outlined below. LFD, the Transfer Agent and the Fund, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The following identification procedures may include, but are not limited to, the following: account number, registration and address, taxpayer identification number and other information particular to the account. In addition, all telephone exchange and telephone redemption transactions will take place on recorded telephone lines and each transaction will be confirmed in writing by the Fund. If the Shareholder is an entity other than an individual, such entity may be required to certify that certain persons have been duly elected and are now legally holding the titles given and that the said corporation, trust, unincorporated association, etc. is duly organized and existing and has the power to take action called for by this continuing authorization.

                        HOW NET ASSET VALUE IS DETERMINED

      The net asset value of each Fund is determined once daily as of 4:00 p.m., New York time, on each day that the NYSE is open for trading. Per share net asset value is calculated by dividing the value of each fund's total net assets by the total number of that fund's shares then outstanding.

      As more fully described in the Statement of Additional Information, portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and fixed-income securities, the mean between the closing bid and asked price. Securities traded over-the-counter are valued at the mean between the last current bid and asked price. Securities for which market quotations are not readily available or which are illiquid are valued at their fair values as determined in good faith under the supervision of the Funds' officers, and by the Manager and the Boards, in accordance with methods that are specifically authorized by the Boards. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value. When Fund management deems it appropriate prices obtained for the day of valuation from a third party pricing service will be used to value portfolio securities.

      The value of securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be translated into U.S. dollars at the last price of their respective currency denomination against U.S. dollars quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Boards. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar may affect the net asset value of fund shares even without any change in the foreign-currency denominated values of such securities.

      Because foreign securities markets may close before the Funds determine their net asset values, events affecting the value of portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected unless the Manager, under supervision of the Board, determines that a particular event would materially affect a fund's net asset value.

Distribution Plan

      The Lexington Goldfund, Lexington Growth and Income Fund, Lexington International Fund, Lexington Ramirez Global Income Fund, Lexington SmallCap Fund and Lexington Troika Dialog Russia Fund have each adopted a Distribution Plan. The Distribution Plan provides that the Funds may pay distribution fees up to 0.25% of their average daily net assets for distribution services.

Shareholder Service Agreements

      The Funds may enter into Shareholder Servicing Agreements with one or more Shareholder Servicing Agents. The Shareholder Servicing Agents provide various services to shareholders. For these services, each Shareholder Servicing Agent receives fees up to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is made. The Manager, at no additional cost to the Funds, may pay to Shareholder Servicing Agents additional amounts from its past profits. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it. To the extent that a Fund participates in a Distribution Plan, as noted above, the Shareholder Servicing Agents will receive fees of up to 0.25% of the average daily assets from the Distribution Plan.

Tax-Sheltered Retirement Plans

      The Funds offers a Prototype Pension and Profit Sharing Plan, including a Keogh Plan, IRA's, SEP-IRA's and IRA Rollover Accounts, 401(k) Plans and 403(b)(7) Plans. Plan support services are available through the Shareholder Services Department of LMC. For further information call 1-800-526-0056.

                           DIVIDENDS AND DISTRIBUTIONS

      Each fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of fund distributions are not guaranteed and are at the discretion of the Board. Currently, the Lexington Funds intend to distribute according to the following schedule:

                                Income Dividends             Capital Gains
---------------------------------------------------------------------------------------
Lexington Ramirez Global        Declared and paid annually   Declared and paid annually
   Income Fund
---------------------------------------------------------------------------------------
Lexington GNMA Income Fund      Declared and paid monthly    Declared and paid annually
---------------------------------------------------------------------------------------
Lexington Crosby Small Cap      Declared and paid annually   Declared and paid annually
   Asia Growth Fund
Lexington Global Corporate
   Leaders Fund
Lexington Gold Fund
Lexington International Fund
Lexington SmallCap Fund
Lexington Troika Dialog
   Russia Fund
Lexington Worldwide
   Emerging Markets Fund
---------------------------------------------------------------------------------------
Lexington Growth and            Declared and paid            Declared and paid
   Income Fund                  semi-annually                annually
---------------------------------------------------------------------------------------
Lexington Money Market          Declared daily               Not expected
   Trust                        and paid monthly
---------------------------------------------------------------------------------------

      Unless investors request cash distributions in writing, all dividends and other distributions will be reinvested automatically in additional shares of the applicable fund and credited to the shareholders account at the closing net asset value on the reinvestment date.

Distributions Affect a Fund's Net Asset Value

      Distributions are paid to you as of the record date of a distribution of a fund, regardless of how long you have held the shares. Dividends and capital gains awaiting distribution are included in each fund's daily net asset value. The share price of a fund drops on the ex-dividend date by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Lexington Growth and Income Fund declared a dividend in the amount of $0.50 per share. If the Lexington Growth and Income Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.50, barring market fluctuations.

"Buying a Dividend"

      If you buy shares of a fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." In the example above, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.50 per share as a dividend and your shares would now be worth $9.50 per share. Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of net asset value of the Fund, regardless of whether you reinvested the dividends.

                                    TAXATION

      Each of the funds has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Code, by distributing substantially all of its net investment income and net capital gains to its shareholders and meeting other requirements of the Code relating to the sources of its income and diversification of assets. Accordingly, the Funds generally will not be liable for federal income tax or excise tax based on net income except to the extent their earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code. If a fund is unable to meet certain Code requirements, it may be subject to taxation as a corporation. Funds investing in foreign securities also may incur tax liability to the extent they invest in "passive foreign investment companies." See "Portfolio Securities" and the Statement of Additional Information.

      For federal income tax purposes, any dividends derived from net investment income and any excess of net short-term capital gain over net long-term capital loss that investors (other than certain tax-exempt organizations that have not borrowed to purchase fund shares) receive from the Funds are considered ordinary income. Part of the distributions paid by the Funds may be eligible for the dividends-received deduction allowed to corporate shareholders under the Code. Distributions of the excess of net long-term capital gain over net short-term capital loss from transactions of a fund are treated by shareholders as long-term capital gains regardless of the length of time the fund's shares have been owned. Distributions of income and capital gains are taxed in the manner described above, whether they are taken in cash or are reinvested in additional shares of the Funds.

      Each fund will inform its investors of the source of their dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise investors of the tax status of those distributions and dividends. Investors (including tax exempt and foreign investors) are advised to consult their own tax advisers regarding the particular tax consequences to them of an investment in shares of the Funds. Additional information on tax matters relating to the Funds and their shareholders is included in the Statement of Additional Information.

                               GENERAL INFORMATION

The Funds

      The Lexington Money Market Trust and Lexington Ramirez Global Income Fund are business trusts organized under the laws of Massachusetts. The Lexington Crosby Small Cap Asia Growth Fund, Lexington Global Corporate Leaders Fund, Lexington Goldfund, Lexington GNMA Income Fund, Lexington Growth and Income Fund, Lexington International Fund, Lexington SmallCap Fund, Lexington Troika Dialog Russia Fund and Lexington Worldwide Emerging Markets Fund are Maryland corporations. The assets and liabilities of each business trust and corporation are separate and distinct from each other business trust or corporation.

      The Funds may offer other classes of shares to eligible investors and may in the future designate other classes of shares for specific purposes.

Shareholder Rights

      Shares issued by the Funds have no preemptive, conversion or subscription rights. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shareholders have equal and exclusive rights as to dividends and distributions as declared by each fund and to the net assets of each fund upon liquidation or dissolution. Each fund votes separately on matters affecting only that fund (e.g., approval of the Investment Management Agreement). Voting rights are not cumulative, so the holders of more than 50% of the shares voting in any election of Trustees or Directors can, if they so choose, elect all of the Trustees or Directors of that Fund. Although the Funds are not required, and do not intend, to hold annual meetings of shareholders, such meetings may be called by each Fund's Board at its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Fund for the purpose of electing or removing Trustees or Directors. Shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of Trustees or Directors pursuant to the provisions of Section 16(c) of the Investment Company Act.

Performance Information

      From time to time, the Funds may publish their total return, and, in the case of certain funds, current yield and tax equivalent yield in advertisements and communications to investors. Total return information generally will include a fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the fund's inception of operations. A fund may also advertise aggregate and average total return information over different periods of time. Each fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period according to a specific formula. Aggregate total return is calculated in a similar manner, except that the results are not annualized. Total return figures will reflect all recurring charges against each fund's income.

      Current yield as prescribed by the SEC is an annualized percentage rate that reflects the change in value of a hypothetical account based on the income received from the fund during a 30-day period. It is computed by determining the net change, excluding capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period. A hypothetical charge reflecting deductions from shareholder accounts for management fees or shareholder services fees, for example, is subtracted from the value of the account at the end of the period, and the difference is divided by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized. See "Performance Information" in the Statement of Additional Information.

      Comparative performance information may be used from time to time in advertising and marketing a Fund's shares. The performance information may include data from sources such as Lipper Analytical Services, Inc. or major market indices. Such comparative performance information will be stated in the same terms in which the comparative data and indices are stated.

      Investment results of the Funds will fluctuate over time, and any representation of the Funds' total return or current yield for any prior period should not be considered as a representation of what an investors total return or current yield may be in any future period. The Funds' Annual Report contains additional performance information and is available upon request and without charge by calling (800) 526-0056.

Code of Ethics

      The Code of Ethics adopted by the Lexington Funds and the Manager prohibits affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Funds' planned portfolio transactions. The objective of the Funds' and the Manager's Code of

Ethics is that the operations of the Funds and the Manager be carried out for the exclusive benefit of the Fund's shareholders. The Funds and the Manager maintain careful monitoring of compliance with the Code of Ethics.

Legal Opinion

      The validity of shares offered by this Prospectus will be passed on by Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022.

Shareholder Reports and Inquiries

      During the year, the Funds will send you the following information:

      o Confirmation statements are mailed after every transaction that affects your account balance, including preauthorized automatic investment, exchange and redemption transactions. Lexington Money Market Trust, Lexington GNMA Income Fund and Lexington Ramirez Global Income Fund provide quarterly confirmation statements annually. All other Funds will provide confirmation statements annually, unless the account balance is affected by any daily transactions. Shareholders are urged to retain their account statements for tax purposes.

      o Annual and semi-annual reports are mailed approximately 60 days after December 31 and June 30.

      o     1099 tax form(s) are mailed by January 31.

      Unless otherwise requested, only one copy of each shareholder report or other material sent to shareholders will be mailed to each household with accounts under common ownership and the same address regardless of the number of shareholders or accounts at that household or address. Any questions should be directed to The Lexington Funds at (800) 526-0056.

                               BACK-UP WITHHOLDING

Taxpayer identification number (TIN)

      Be sure to complete the Taxpayer Identification Number section of the fund's application when you open an account. Federal tax law requires the fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a certified Social Security or taxpayer identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required.

      A shareholder who does not have a TIN should apply for one immediately by contacting the local office of the Social Security Administration or the IRS. Back-up withholding could apply to payments made to a shareholders account while awaiting receipt of a TIN. Special rules apply for certain enti-ties. For example, for an account established under the Uniform Gifts to Minors Act, the TIN of the minor should be furnished. If a shareholder has been notified by the IRS that he or she is subject to back-up withholding because he or she failed to report all interest and dividend income on his or her tax return and the shareholder has not been notified by the IRS that such withholding will cease, the shareholder should cross out the appropriate item in the Account Application. Dividends paid to a foreign shareholder's account by a fund may be subject to up to 30% withholding instead of back-up withholding.

      A shareholder who is an exempt recipient should furnish a TIN and check the appropriate box. Exempt recipients include certain corporations, certain tax-exempt entities, tax-exempt pension plans and IRAs, governmental agencies, financial institutions, registered securities and commodities dealers and others. For further information, see Section 3406 of the Code and consult a tax adviser.

                                   ----------

      This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No salesperson, dealer or other person is authorized to give any information or make any representation other than those contained in this Prospectus, the Statement of Additional Information, or in the Funds' official sales literature.

                                   ----------

                                    GLOSSARY

o Blue Chip. The common stocks of a nationally or internationally known company that has a long record of profit growth and dividend payment and a reputation for quality management, products and services. Blue chip stocks typically are relatively high priced and have moderate dividend yields.

o Cash equivalents. Cash equivalents are short-term, interest-bearing instruments or deposits and may include, for example, commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances, U.S. Treasury Bills, bank money market deposit accounts, master demand notes and money market mutual funds. These consist of high-quality debt obligations, certificates of deposit and bankers' acceptances rated at least A-1 by S&P or Prime1 by Moody's, or the issuer has an outstanding issue of debt securities rated at least A by S&P or Moody's, or are of comparable quality in the opinion of the Manager.

o Collateral assets. Collateral assets include cash, letters of credit, U.S. government securities or other high-grade liquid debt or equity securities (except that instruments collateralizing loans by the Money Market Funds must be debt securities rated in the highest grade). Collateral assets are separately identified and rendered unavailable for investment or sale.

o Convertible security. A convertible security is a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. The price of a convertible security is influenced by the market value of the underlying common stock.

o Covered call option. A call option is "covered" if the fund owns the underlying securities, has the right to acquire such securities without additional consideration, has collateral assets sufficient to meet its obligations under the option or owns an off setting call option.

o Covered put option. A put option is "covered" if the fund has collateral assets with a value not less than the exercise price of the option or holds a put option on the underlying security.

o Depository receipts. Depository receipts include American depository receipts ("ADRs"), European depository receipts ("EDRs"), global depository receipts ("GDRs") and other similar instruments. Depository receipts are receipts typically issued in connection with a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

o Derivatives. Derivatives include forward currency exchange contracts, stock options, currency options, stock and stock index options, futures contracts and swaps and options on futures contracts on U.S. government and foreign government securities and currencies.

o Dollar roll transaction. A dollar roll transaction is similar to a reverse repurchase agreement except it requires a fund to repurchase a similar rather than the same security.

o Duration. A time measure of a bond's interest-rate sensitivity, based on the weighted average of the time periods over which a bond's cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond's price. (A bonds cash flows consist of coupon payments and repayment of capital). A bond's duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

o Emerging market companies. A company is considered to be an emerging market company if its securities are principally traded in the capital market of an emerging market country; it derives at least 50% of its total revenue from either goods produced or services rendered in emerging market countries or from sales made in such emerging market countries, regardless of where the securities of such companies are principally traded; or it is organized under the laws of, and with a principal office in, an emerging market country. An emerging market country is one having an economy and market that are or would be considered by the World Bank or the United Nations to be emerging or developing.

o Equity derivative securities. These include, among other things, options on equity securities, warrants and future contracts on equity securities.

o Equity swaps. Equity swaps allow the parties to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. Equity swaps transitions may be volatile and may present the fund with counterparty risks.

o     FHLMC. The Federal Home Loan Mortgage Corporation.

o     FNMA. The Federal National Mortgage Association.

o Forward currency contracts. A forward currency contract is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds generally do not enter into forward contracts with terms greater than one year. A fund generally enters into forward contracts only under two circumstances. First, if a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Manager believes that the currency of a particular foreign country will substantially rise or fall against the U.S. dollar, it may enter into a forward contract to buy or sell the currency approximating the value of some or all of a fund's portfolio securities denominated in such currency. A fund will not enter into a forward contract if, as a result, it would have more than one-third of total assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has caused its custodian to segregate segregable assets having a value sufficient to cover its obligations). Although forward contracts are used primarily to protect a fund from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

o Futures and options on futures. An interest rate futures contract is an agreement to purchase or sell debt securities, usually U.S. government securities, at a specified date and price. For example, a fund may sell inter-est rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. Each fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase.

o     GNMA. The Government National Mortgage Association.

o Highly rated debt securities. Debt securities rated within the three highest grades by Standard & Poor's Corporation ("S&P") (AAA to A), Moodys Investors Services, Inc. ("Moody's") (Aaa to A) or Fitch Investor Services, Inc. ("Fitch") (AAA to A), or in unrated debt securities deemed to be of comparable quality by the Manager using guidelines approved by the Board of Trustees. See the Appendix to the Statement of Additional Information for a description of these ratings.

o Illiquid securities. The Funds treat any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. The Funds also treat repurchase agreements with maturities in excess of seven days as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the Securities Act of 1933 and that, subject to the review by the Funds' Board and guidelines adopted by the Funds' Board, the Manager has determined to be liquid.

o Investment grade. Investment grade debt securities are those rated within the four highest grades by S&P (at least BBB), Moody's (at least Baa) or Fitch (at least Baa) or in unrated debt securities deemed to be of comparable quality by the Manager using guidelines approved by the Board of Trustees.

o Leverage. Some funds may use leverage in an effort to increase return. Although leverage creates an opportunity for increased income and gain, it also creates special risk considerations. Leveraging also creates interest expenses that can exceed the income from the assets retained.

o Options on securities, securities indices and currencies. A fund may purchase call options on securities that it intends to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency). A fund may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the U.S. dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs. A fund may purchase put and call options on stock indices in order to hedge against risks of stock market or industry wide stock price fluctuations.

o Participation interests. Participation interests are issued by financial institutions and represent undivided interests in municipal securities. Participation interests may have fixed, floating or variable rates of interest. Some participation interests are subject to a "nonappropriation" or "abatement" feature by which, under certain conditions, the issuer of the underlying municipal security, without penalty, may terminate its payment obligation. In such event, the Funds must look to the underlying collateral.

o Repurchase agreement. With a repurchase agreement, a fund acquires a U.S. government security or other high-grade liquid debt instrument (for the Money Market Funds, the instrument must be rated in the highest grade) from a financial institution that simultaneously agrees to repurchase the same security at a specified time and price.

o Reverse dollar roll transactions. When a fund engages in a reverse dollar roll, it purchases a security from a financial institution and concurrently agrees to resell a similar security to that institution at a later date at an agreed-upon price.

o Reverse repurchase agreement. In a reverse repurchase agreement, a fund sells to a financial institution a security that it holds and agrees to repurchase the same security at an agreed-upon price and date.

o Russia. "Russia" refers to the Russian Federation, which does not include other countries that formerly comprised the Soviet Union.

o Russian Company. "Russian Company" means a legal entity (i) that is organized under the laws of, or with a principal office and domicile in, Russia, (ii) for which the principal equity securities trading market is in Russia, or (iii) that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, in Russia or that has at least 50% of its assets situated in Russia.

o Securities lending. A fund may lend securities to brokers, dealers and other financial organizations. Each securities loan is collateralized with collateral assets in an amount at least equal to the current market value of the loaned securities, plus accrued interest. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in collateral should the borrower fail financially.

o     S&P 500. Standard & Poor's 500 Composite Stock Price Index.

o U.S. government securities. These include U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

o Warrant. A warrant typically is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

o When-issued and forward commitment securities. The Funds may purchase U.S. government or other securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed delivery" basis. The price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but a fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to a fund. At the time a fund enters into a transaction on a when-issued or forward commitment basis, it supports its obligation with collateral assets equal to the value of the when-issued or forward commitment securities and causes the collateral assets to be marked to market daily. There is a risk that the securities may not be delivered and that the fund may incur a loss.

o Zero coupon bonds. Zero coupon bonds are debt obligations that do not pay current interest and are consequently issued at a significant discount from face value. The discount approximates the total interest the bonds will accrue and compound over the period to maturity or the first interest-payment date at a rate of interest reflecting the market rate of interest at the time of issuance.

                                   ----------

                               Investment Manager
                        Lexington Management Corporation
                                  P.O. Box 1515
                             Park 80 West Plaza Two
                         Saddle Brook, New Jersey 07663

                                   Distributor
                        Lexington Funds Distributor, Inc.
                                  P.O. Box 1515
                             Park 80 West Plaza Two
                         Saddle Brook, New Jersey 07663

                      All shareholder requests for services
                          of any kind shall be sent to:

                                 Transfer Agent
                       State Street Bank and Trust Company
                      c/o National Financial Data Services
                                 Lexington Funds
                                 1004 Baltimore
                           Kansas City, Missouri 64105

                                    Custodian
                           Chase Manhattan Bank, N.A.
                           1211 Avenue of the Americas
                            New York, New York 10022

                                  Legal Counsel
                        Kramer, Levin, Naftalis & Frankel
                                919 Third Avenue
                            New York, New York 10022

                                    Auditors
                              KMPG Peat Marwick LLP
                                 345 Park Avenue
                            New York, New York 10154

                                   ----------

                        LEXINGTON FUNDS DISTRIBUTOR, INC.
                             Park 80 West/Plaza Two
                         Saddle Brook, New Jersey 07663



                     LEXINGTON GROWTH AND INCOME FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION



                                   May 1, 1998


    This statement of additional information which is not a prospectus, should be read in conjunction with the current prospectus of Lexington Growth and Income Fund, Inc. (the "Fund") dated May 1, 1998, as it may be revised from time to time. To obtain a copy of the Fund's prospectus at no charge, please write to the Fund at P.O. Box 1515/Park 80 West - Plaza Two, Saddle Brook, New Jersey 07663 or call the following toll-free numbers:


                               Shareholder Services:--1-800-526-0056
           Institutional/Financial Adviser Services:--1-800-367-9160
                        24-Hour Account Information:--1-800-526-0052

Lexington Management Corporation ("LMC") serves as the Fund's investment adviser. Lexington Funds Distributor, Inc. ("LFD") is the Fund's distributor.


                                TABLE OF CONTENTS


                                                                            Page

Investment Policy and Restrictions ........................................    2

Investment Adviser, Distributor and Administrator .........................    2

Portfolio Turnover and Brokerage Allocations ..............................    4

Tax Sheltered Retirement Plans ............................................    4

Dividend, Distribution and Reinvestment Policy ............................    5

Distribution Plan .........................................................    5

Tax Matters ...............................................................    6

Performance Calculation ...................................................   10

Custodian, Transfer Agent and Dividend Disbursing Agent ...................   10

Management of the Fund ....................................................   11

Financial Statements ......................................................   14

                       INVESTMENT POLICY AND RESTRICTIONS


    The Fund's principal investment objective is long term appreciation of capital. Income return is a secondary objective. The Fund shall not: (i) issue senior securities; (ii) underwrite securities of other issuers; (iii) purchase or sell real estate, commodity contracts or commodities (however, the Fund may purchase interests in real estate investment trusts whose securities are registered under the Securities Act of 1933 and are readily marketable); (iv) make loans to other persons except (a) through the purchase of a portion or portions of publicly distributed bonds, notes, debentures and evidences of indebtedness authorized by its investment policy, or (b) through investments in "repurchase agreements" (which are arrangements under which the Fund acquires a debt security subject to an obligation of the seller to repurchase it at a fixed price within a short period), provided that no more than 10% of the Fund's assets may be invested in repurchase agreements which mature in more than seven days; (v) purchase the securities of another investment company or investment trust except in the open market where no profit results to a sponsor or dealer, other than the customary broker's commission; (vi) purchase any security on margin or effect a short sale of a security; (vii) buy securities from or sell securities to any of its officers and directors of the investment adviser or principal distributor as principal; (viii) contract to sell any security or evidence of interest therein except to the extent that the same shall be owned by the Fund; (ix) retain securities of an issuer when one or more of the officers and directors of the Fund or the investment adviser or a person owning more than 10% of the stock of either, own beneficially more than 0.5% of the securities of such issuer and the persons owning more than 0.5% of such securities together own beneficially more than 5% of the securities of such issuer; (x) invest more than 5% of the value of its total assets in the securities of any one issuer nor acquire more than 10% of the outstanding voting securities of any one issuer; (xi) invest in companies for the purpose of exercising management or control; or (xii) concentrate its investments in a particular industry; thus the Fund will not purchase a security if the immediate effect of such purchase would be to increase the Fund's holdings in such industry above 25% of the Fund's assets.

    The Fund shareholder vote required for modification of its investment policies or restrictions is the lesser of: (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% are present or represented by proxy; or (b) more than 50% of the voting securities.

    In addition to the above fundamental investment restrictions, the Fund has undertaken not to: a) invest an aggregate of more than 5% of its total assets in the securities of unseasoned issuers and equity securities of issuers which are not readily marketable; b) invest in puts, calls, straddles, spreads, and any combination thereof; or c) pledge, mortgage or hypothecate the assets of the Fund to an extent greater than 15% of the gross assets of the Fund taken at cost.

    The Fund has authority to borrow money from a bank not in excess of the lesser of: (a) 5% of the gross assets of the Fund at the current market value at the time of such borrowing; or (b) 10% of the gross assets of the Fund taken at cost. Any such borrowing may be undertaken only as a temporary measure for extraordinary or emergency purposes. This borrowing power has not been exercised by the Fund's management.

    The Fund's investment portfolio may include repurchase agreements ("repos") with banks and dealers in U.S. Government securities. A repurchase agreement involves the purchase by the Fund of an investment contract from a bank or a dealer in U.S. Government securities which contract is secured by debt securities whose value is equal to or greater than the value of the repurchase agreement including the agreed upon interest. The agreement provides that the institution will repurchase the underlying securities at an agreed upon time and price. The total amount received on repurchase would exceed the price paid by the Fund, reflecting an agreed upon rate of interest for the period from the date of the repurchase agreement to the settlement date, and would not be related to the interest rate on the underlying securities. The difference between the total amount to be received upon the repurchase of the securities and the price paid by the Fund upon their acquisition is accrued daily as interest. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. The Fund intends to limit repurchase agreements to transactions with institutions believed by LMC to present minimal credit risk. The 5% diversification limitation set forth in subparagraph (x) above does not apply to obligations issued or guaranteed as to principal and interest by the United States Government, nor does it apply to bank certificates of deposit, which are not classified by the Fund as securities for the purposes of this limitation.

                INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

    LMC, P.O. Box 1515/Park 80 West Plaza Two, Saddle Brook, N.J. 07663, is the investment adviser to the Fund, and, as such, advises and makes recommendations to the Fund with respect to its investments and investments policies.

    LMC is paid an investment advisory fee at the annual rate of 0.75% of the net assets of the Fund up to $100 million; 0.60% of such value in excess of $100 million up to $150 million; 0.50% of such value in excess of $150 million up to $250 million; and 0.40% of such value in excess of $250 million. This fee is computed on the basis of the Fund's daily net assets and is payable on the last business day of each month.

    Under the terms of the advisory agreement LMC also pays the Fund's expenses for office rent, utilities, telephone, furniture and supplies utilized for the Fund's principal office and the salaries and payroll expense of officers and directors of the Fund who are employees of LMC or its affiliates in carrying out its duties under the investment advisory agreement. The Fund pays all its other expenses, including custodian and transfer agent fees, legal and registration fees, audit fees, printing of prospectuses, shareholder reports and communications required for regulatory purposes or for distribution to existing shareholders, computation of net asset value, mailing of shareholder reports and communications, portfolio brokerage, taxes and independent directors' fees, and furnishes LFD, at printers overrun cost paid by LFD, such copies of its prospectus, annual, semi-annual and other reports and shareholder communication as may be reasonably required for sales purposes.


    LMC has agreed to reduce its management fee if necessary to keep total operating expenses at or below 2.50% of the Fund's average daily net assets. Total annual operating expenses may also be subject to state blue sky regulations. LMC may terminate this voluntary reduction at any time. In the event that the Fund's expenses exceed such limitation at any month end, the investment advisory fee paid by the Fund for such month is reduced accordingly. For the fiscal year ended December 31, 1997 no expense reimbursement was required.


    LMC's services are provided and its investment advisory fee is paid pursuant to an agreement which will automatically terminate if assigned and which may be terminated by either party upon 60 days' notice. The terms of the agreement and any renewal thereof must be approved annually by a majority of the Fund's Board of Directors, including a majority of directors who are not parties to the Agreement or "interested persons" of such parties, as such term is defined under the Investment Company Act of 1940, as amended.

    LMC serves as investment adviser to other investment companies and private and institutional investment accounts. Included among these clients are persons and organizations which own significant amounts of capital stock of LMC's parent (see below). These clients pay fees which LMC considers comparable to the fee levels for similarly served clients.

    LMC's accounts are managed independently with reference to the applicable investment objectives and current security holdings, but on occasion more than one fund or counsel account may seek to engage in transactions in the same security at the same time. To the extent practicable, such transactions will be effected on a pro-rata basis in proportion to the respective amounts of securities to be bought and sold for each portfolio, and the allocated transactions will be averaged as to price. While this procedure may adversely affect the price or volume of a given Fund transaction, LMC believes that the ability of the Fund to participate in combined transactions may generally produce better executions overall.

Fund Advisory Fee Paid to LMC:


                Fiscal Year                          Investment Advisory
                   Ended                               Fees Paid to LMC
                -----------                          -------------------

                   1995 ................................  $  935,397
                   1996 ................................   1,118,691
                   1997 ................................   1,403,527


    Of the directors, executive officers or employees ("affiliated persons") of the Fund, Messrs. Corniotes, DeMichele, Faust, Hisey, Kantor, Lavery, and Wapnick and Mmes. Carnicelli, Carr-Waldron, Curcio, Dubis, Gilfillan, Lederer and Mosca (see "Management of the Fund") may also be deemed affiliates of LMC by virtue of being officers, directors or employees thereof. As of February 28, 1998, all officers and directors of the Fund as a group owned of record and beneficially less than 1% of the capital stock of the Fund.


    LMC also acts as administrator to the Fund and performs certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian of, transfer agent and provides facilities for such services. The Fund shall reimburse LMC for its actual cost in providing such services, facilities and expenses.

    LMC and LFD are wholly-owned subsidiaries of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Lexington Global Asset Managers, Inc.

    LFD also serves as distributor for Fund shares under a Distribution Agreement which is subject to annual approval by a majority of the Fund's Board of Directors, including a majority of directors who are not "interested persons".

                 PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSONS

    The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with this policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and such other policies as the Directors may determine, LMC may consider sales of shares of the Fund and of the other Lexington Funds as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. However, pursuant to the Fund's investment management agreement, management consideration may be given in the selection of broker-dealers to research provided and payment may be made of a commission higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be a lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934 are met. Section 28 (e) of the Securities Exchange Act of 1934 was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay higher commission than the lowest available under certain circumstances, provided that the person so exercising investment discretion makes a good faith determination that the person so commissions paid are "reasonable in the relation to the value of the brokerage and research services provided...viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion."

    Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services ("soft dollars") might exceed commissions that would be payable for executions services alone. Nor generally can the value of research services to the Fund be measured. Research services furnished might be useful and of value to LMC and its affiliates, in serving other clients as well as the Fund. On the other hand, any research services obtained by LMC or its affiliates from the placement of portfolio brokerage of other clients might be useful and of value to LMC in carrying out its obligations to the Fund.

    The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchanges of those countries. Fixed commissions of foreign stock exchange transactions are generally higher than the negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States.

The Fund paid brokerage commissions and portfolio turnover rates are as follows:


            Total Brokerage         Soft Dollar       Portfolio Turnover
           Commissions Paid      Commissions Paid             Rate
    1995        $520,808             $141,224                159.94%
                --------             --------
    1996         429,457              174,482                101.12%
    1997         457,246              172,381                 88.15%


                         TAX SHELTERED RETIREMENT PLANS

    The Fund makes available a variety of Prototype Pension and Profit Sharing Plans including a 401(k) Salary Reduction Plan and a 403(b)(7) Plan. Plan services are available by contacting the Shareholder Services Department of the Distributor at 1-800-526-0056.

    INDIVIDUAL RETIREMENT ACCOUNT (IRA): Individuals may make tax deductible contributions to their own Individual Retirement Accounts established under
Section 408 of the Internal Revenue Code (the "Code"). Married investors filing a joint return neither of whom is an active participant in an employer sponsored retirement plan, or who have an adjusted gross income of $40,000 or less ($25,000 or less for single taxpayers) may make a $2,000 annual deductible IRA contribution. For adjusted gross incomes over $40,000 ($25,000 for single taxpayers), the IRA deduction limit is generally phased out ratably over the next $10,000 of adjusted gross income, subject to a minimum $200 deductible contribution. Investors who are not able to deduct a full $2,000 IRA contribution because of the limitations may make a non-deductible contribution to their IRA to the extent a deductible contribution is not allowed. Federal income tax on accumulations earned on non-deductible contributions is deferred until such time as these amounts are deemed distributed to an investor. Rollovers are also permitted under the Plan. The Disclosure statement required by the Internal Revenue Service ("IRS") is provided by the Fund.

    The minimum initial investment to establish a tax-sheltered plan through the Fund is $250 for both Keogh Plans and IRA Plans. Subsequent investments are subject to a minimum of $50 for each account.

    SELF-EMPLOYED RETIREMENT PLAN (HR-10): Self-employed individuals may make tax deductible contributions to a prototype defined contribution pension plan or profit sharing plan. There are, however, a number of special rules which apply when self-employed individuals participate in such plans. Currently purchase payments under a self-employed plan are deductible only to the extent of the lesser of (i) $30,000 or (ii) 25% of the individual's earned annual income (as defined in the Code) and in applying these limitations not more than $150,000 of "earned income" may be taken into account.

    CORPORATE PENSION AND PROFIT SHARING PLANS: The Fund makes available a Prototype Defined Contribution Pension Plan and a Prototype Profit Sharing Plan.

    All purchases and redemptions of Fund shares pursuant to any one of the Fund's tax sheltered plans must be carried out in accordance with the provisions of the Plan. Accordingly, all plan documents should be reviewed carefully before adopting or enrolling in the plan. Investors should especially note that a penalty tax of 10% may be imposed by the IRS on early withdrawals under corporate, Keogh or IRA Plans. It is recommended by the IRS that an investor consult a tax adviser before investing in the Fund through any of these plans. An investor participating in any of the Fund's special plans has no obligation to continue to invest in the Fund and may terminate the Plan with the Fund at any time. Except for expenses of sales and promotion, executive and administrative personnel, and certain services which are furnished by LMC, the cost of the plans generally is borne by the Fund; however, each IRA Plan is subject to an annual maintenance fee of $10.00 charged by the Agent.

                 DIVIDEND, DISTRIBUTION AND REINVESTMENT POLICY


    The Fund intends to pay semi-annual dividends from investment income, if earned and as declared by its Board of Directors. The Board of Directors may, at its discretion, elect to retain or declare and pay distributions from any realized security profits.


    Any dividends and distribution payments will be reinvested at net asset value, without sales charge, in additional full and fractional shares of the Fund unless and until the shareholder notifies State Street Bank and Trust Company (the "Agent") in writing that he wants to receive his payments in cash. This request must be received by the Agent at least seven days before the dividend record date. Upon receipt by the Agent of such written notice, all further payments will be made in cash until written notice to the contrary is received. An account of such shares owned by each shareholder will be maintained by the Agent.

    Shareholders whose accounts are maintained by the Agent will have the same rights as other shareholders with respect to shares so registered (see "How to Purchase Shares - The Open Account" in the Prospectus).

                                DISTRIBUTION PLAN

    The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, which provides that the Fund may pay distribution fees including payments to the Distributor, at an annual rate not to exceed 0.25% of its average daily net assets for distribution services.

    Distribution payments will be made as follows: The Fund either directly or through the Adviser, may make payments periodically (i) to the Distributor or to any broker-dealer (a "Broker") who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc. and who has entered into a Selected Dealer Agreement with the Distributor, (ii) to other persons or organizations ("Servicing Agents") who have entered into shareholder processing and service agreements with the Adviser or with the Distributor, with respect to Fund shares owned by shareholders for which such Broker is the dealer or holder of record or such servicing agent has a servicing relationship, or (iii) for expenses associated with distribution of Fund shares, including the compensation of the sales personnel of the Distributor; payments of no more than an effective annual rate of 0.25%, or such lesser amounts as the Distributor determines appropriate. Payments may also be made for any advertising and promotional expenses relating to selling efforts, including but not limited to the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Fund; the costs of preparing and distributing any other supplemental sales literature; costs of radio, television, newspaper and other advertising; telecommunications expenses, including the cost of telephones, telephone lines and other communications equipment, incurred by or for the Distributor in carrying out its obligations under the Distribution Agreement.

    Quarterly, in each year that this Plan remains in effect, the Fund's Treasurer shall prepare and furnish to the Directors of the Fund a written report, complying with the requirements of Rule 12b-1, setting forth the amounts expended by the Fund under the Plan and purposes for which such expenditures were made.

    The Plan shall become effective upon approval of the Plan, the form of Selected Dealer Agreement and the form of Shareholder Service Agreement, by the majority votes of both (a) the Fund's Directors and the Qualified Directors (as defined below), cast in person at a meeting called for the purpose of voting on the Plan and (b) the outstanding voting securities of the Fund, as defined in
Section 2(a)(42) of the 1940 Act.

    The Plan shall remain in effect for one year from its adoption date and may be continued thereafter if this Plan and all related agreements are approved at least annually a majority vote of the Directors of the Fund, including a majority of the Qualified Directors cast in person at a meeting called for the purpose of voting on such Plan and agreements. This Plan may not be amended in order to increase materially the amount to be spent for distribution assistance without shareholder approval. All material amendments to this Plan must be approved by a vote of the Directors of the Fund, and of the Qualified Directors (as hereinafter defined), cast in person at a meeting called for the purpose of voting thereon.

    The Plan may be terminated at any time by a majority vote of the Directors who are not interested persons (as defined in Section 2(a)(19) of the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Directors") or by vote of a majority of the outstanding voting securities of the Fund, as defined in Section 2(a)(42) of the 1940 Act.

    While this Plan shall be in effect, the selection and nomination of the "non-interested" Directors of the Fund shall be committed to the discretion of the Qualified Directors then in office.

                                   TAX MATTERS

    The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

    The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore satisfy the Distribution Requirement.

    In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from such sale or other disposition of securities for this purpose.

    In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss.

    Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

    The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

    The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below.

    The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4): (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code
Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or
(2)  by  application  of  Code  Section  246(b)  which  in  general  limits  the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

    Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

    Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

    Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although they economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of distributions and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).

Sale or Redemption of Shares

    A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

    In the case of a foreign noncorporate shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the shareholder furnishes the Fund with proper notification of its foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

    Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                             PERFORMANCE CALCULATION

    For purposes of quoting and comparing the performance of the Fund to that of other mutual fund and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission ("SEC rules"), funds advertising performance must include total return quotes calculated according to the following formula:

     P(l + T)n = ERV

     Where:   P = a hypothetical initial payment of $1,000
              T = average annual total return
              n = number of years (1, 5 or 10)
            ERV = ending  redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


    Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at the net asset value as described in the Prospectus on the reinvestment dates during the period. The total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time. Lexington Growth and Income Fund, Inc.'s total return for the 1, 5 and 10 years ended December 31, 1997 is a follows:

                                                     Average Annual
       Period                                         Total Return
       ------                                        --------------
       1 year ended December 31, 1997 .................   30.36%
       5 years ended December 31, 1997 ................   17.25%
       10 years ended December 31, 1997 ...............   14.57%


    The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., or with the performance of the Standard & Poor's 500 Composite Stock Price Index or the Dow Jones Industrial Average, the Fund calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

             CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

    Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036 has been retained to act as the Custodian for the Fund's portfolio securities including those to be held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the S.E.C. and for the Fund's domestic securities and other assets. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02181, has been retained to act as the transfer agent and dividend disbursing agent. Neither Chase Manhattan Bank, N.A. nor State Street Bank and Trust Company have any part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.

                             MANAGEMENT OF THE FUND

    The Fund's directors and executive officers and their principal occupations are:


+S.M.S. CHADHA  (60),  Director.  3/16  Shanti  Niketan,  New  Delhi 21,  India.
      Secretary, Ministry of External Affairs, New Delhi, India; Head of Foreign Service Institute, New Delhi, India; Special Envoy of the Government of India; Director, Special Unit for Technical Cooperation among Developing Countries, United Nations Development Program, New York.

*+ROBERT M. DEMICHELE (53), President and Chairman. P.O. Box 1515, Saddle Brook,
      N.J. 07663. Chairman and Chief Executive Officer, Lexington Management Corporation; President and Director, Lexington Global Asset Managers, Inc.; Chairman and Chief Executive Officer, Lexington Funds Distributor, Inc., Chairman of the Board, Market Systems Research, Inc. and Market Systems Research Advisors, Inc.; Director, Chartwell Re Corporation, Claredon National Insurance Company, The Navigator's Group, Inc., Unione Italiana Reinsurance, Vanguard Cellular Systems, Inc. and Weeden & Co.; Vice Chairman of the Board of Trustees, Union College and Trustee, Smith Richardson Foundation.

*BEVERLEY C. DUER,  P.E. (63),  Director.  340 East 72nd Street,  New York, N.Y.
      Private Investor. Formerly, Manager of Operations Research Department, CPC International, Inc.

*+BARBARA R. EVANS (37),  Director. 5 Fernwood Road, Summit, N.J. 07901. Private
      Investor. Prior to May 1989, Assistant Vice President and Securities Analyst, Lexington Management Corporation.

*+LAWRENCE KANTOR (50),  Director  and Vice  President.  P.O.  Box 1515,  Saddle
      Brook, N.J. 07663. Executive Vice President, Managing Director and Director, Lexington Management Corporation; Executive Vice President and Director, Lexington Funds Distributor, Inc.; Executive Vice President and General Manager-Mutual Funds, Lexington Global Asset Managers, Inc.

+JERARD F. MAHER (51), Director. 300 Raritan Center Parkway, Edison, N.J. 08818.
      General Counsel, Federal Business Center; Counsel, Ribis, Graham & Curtin.

+ANDREW M. McCOSH (57), Director.  12 Wyvern Park, Edinburgh EH 92 JY, Scotland,
      U.K. Professor of the Organisation of Industry and Commerce, Department of Business Studies, The University of Edinburgh, Scotland.

+DONALD B. MILLER (71), Director. 3689 Quail Ridge Drive, Boynton Beach, Florida
      33436. Chairman, Horizon Media, Inc.; Trustee, Galaxy Funds; Director, Maguire Group of Connecticut; prior to January 1989, President, C.E.O. and Director, Media General Broadcast Services (advertising firm).

+JOHN G. PRESTON (65),  Director,  3 Woodfield Road,  Wellesley,  Massachusetts.
      Associate Professor of Finance, Boston College, Boston, Massachusetts.

+MARGARET W. RUSSELL (77), Director, 55 North Mountain Avenue,  Montclair,  N.J.
      07042. Private Investor, formerly Community Affairs Director, Union Camp Corporation.

*+ALANH. WAPNICK (51), Vice President.  P.O. Box 1515, Saddle Brook, N.J. 07663.
      Senior Vice President, Director of Domestic Equity Investment Strategy, Lexington Management Corporation.

*+LISACURCIO (38),  Vice President and Secretary.  P.O. Box 1515,  Saddle Brook,
      N.J. 07663. Senior Vice President and Secretary, Lexington Management Corporation; Vice President and Secretary, Lexington Funds Distributor, Inc.; Secretary, Lexington Global Asset Managers, Inc.

+RICHARD M. HISEY (39),  Vice  President and  Treasurer.  P.O. Box 1515,  Saddle
      Brook, N.J. 07663. Chief Financial Officer, Managing Director and Director, Lexington Management Corporation; Chief Financial Officer, Vice President and Director, Lexington Funds Distributor, Inc.; Chief Financial Officer, Market Systems Research Advisors, Inc.; Executive Vice President and Chief Financial Officer, Lexington Global Asset Managers, Inc.

+RICHARD J. LAVERY (43), CLU ChFC, Vice President.  P.O. Box 1515, Saddle Brook,
      N.J. 07663. Senior Vice President, Lexington Management Corporation; Vice President, Lexington Funds Distributor, Inc.

*+JANICE A. CARNICELLI (38), Vice President.  P.O. Box 1515,  Saddle Brook, N.J.
      07663.

*+CHRISTIE CARR-WALDRON (30), Assistant Treasurer.  P.O. Box 1515, Saddle Brook,
      N.J. 07663. Prior to October 1992, Senior Accountant, KPMG Peat Marwick.

*+CATHERINE DUBIS (29),  Assistant  Treasurer.  P.O. Box 1515, Saddle Brook, New
      Jersey 07663. Prior to October 1997, Manager, Fund Accounting.

*+SIOBHAN GILFILLAN (34), Assistant Treasurer. P.O. Box 1515, Saddle Brook, N.J.
      07663.

*+JOANK. LEDERER (31),  Assistant  Treasurer.  P.O. Box 1515 Saddle Brook,  N.J.
      07663. Prior to April 1997, Director of Investment Accounting, Diversified Investment Advisors, Inc. Prior to April 1996, Assistant Vice President, PIMCO.

*+SHERI MOSCA (34),  Assistant  Treasurer.  P.O. Box 1515,  Saddle  Brook,  N.J.
      07663.

*+PETER CORNIOTES (35), Assistant  Secretary,  P.O. Box 1515, Saddle Brook, N.J.
      07663. Vice President and Assistant Secretary, Lexington Management Corporation. Assistant Secretary, Lexington Funds Distributor.

*+ENRIQUE J. FAUST (37), Assistant Secretary.  P.O. Box 1515, Saddle Brook, N.J.
      07663. Prior to March 1994, Blue Sky Compliance Coordinator, Lexington Group of Investment Companies.


    *"Interested person" and/or "Affiliated person" of LMC as defined in the Investment Company Act of 1940, as amended.


    +Messrs. Chadha, Corniotes, DeMichele, Duer, Faust, Hisey, Kantor, Lavery, Maher, McCosh, Miller, Preston and Wapnick and Mmes. Carnicelli, Carr-Waldron, Curcio, Dubis, Evans, Gilfillan, Lederer, Mosca, and Russell hold similar offices with some or all of the other registered investment companies advised and/or distributed by Lexington Management Corporation and Lexington Funds Distributor, Inc.

    The Board of Directors met 5 times during the twelve months ended December 31, 1997, and each of the Directors attended at least 75% of those meetings.


            Remuneration of Directors and Certain Executive Officers

    Each Director is reimbursed for expenses incurred in attending each meeting of the Board of Directors or any committee thereof. Each Director who is not an affiliate of the advisor is compensated for his or her services according to a fee schedule which recognizes the fact that each Director also serves as a Director of other investment companies advised by LMC. Each Director receives a fee, allocated among all investment companies for which the Director serves. Effective September 12, 1995 each Director receives annual compensation of $24,000. Prior to September 12, 1995, the Directors who were not employed by the Fund or its affiliates received annual compensation of $16,000.


    Set forth below is information regarding compensation paid or accrued during the period January 1, 1997 to December 31, 1997 for each Director:





-----------------------------------------------------------------------------------------------------
                           Aggregate           Total Compensation From       Number of Directorships
   Name of Director  Compensation from Fund     Fund and Fund Complex            in Fund Complex
-----------------------------------------------------------------------------------------------------
 S.M.S. Chadha              $1,712                     $26,821                          15
-----------------------------------------------------------------------------------------------------
 Robert M. DeMichele           0                         $0                             16
-----------------------------------------------------------------------------------------------------
 Beverley C. Duer           $1,712                     $27,521                          16
-----------------------------------------------------------------------------------------------------
 Barbara R. Evans              0                          0                             15
-----------------------------------------------------------------------------------------------------
 Lawrence Kantor               0                          0                             15
-----------------------------------------------------------------------------------------------------
 Jerard F. Maher            $1,712                     $29,521                          16
-----------------------------------------------------------------------------------------------------
 Andrew M. McCosh           $1,600                     $25,029                          15
-----------------------------------------------------------------------------------------------------
 Donald B. Miller           $1,712                     $26,821                          15
-----------------------------------------------------------------------------------------------------
 Francis Olmsted*           $1,085                     $16,800                         N/A
-----------------------------------------------------------------------------------------------------
 John G. Preston            $1,712                     $26,821                          15
-----------------------------------------------------------------------------------------------------
 Margaret W. Russell        $1,712                     $27,045                          15
-----------------------------------------------------------------------------------------------------
 Philip C. Smith*           $1,200                     $19,200                         N/A
-----------------------------------------------------------------------------------------------------
 Francis A. Sunderland*     $1,085                     $16,800                         N/A
-----------------------------------------------------------------------------------------------------

*Retired


Retirement Plan for Eligible Directors/Trustees

    Effective September 12, 1995, the Directors instituted a Retirement Plan for Eligible Directors/Trustees (the "Plan") pursuant to which each Director/Trustee (who is not an employee of any of the Funds, the Advisor, Administrator or Distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board. Pursuant to the Plan, the normal retirement date is the date on which the eligible Director/Trustee has attained age 65 and has completed at least ten years of continuous and non-forfeited service with one or more of the investment companies advised by LMC (or its affiliates) (collectively, the "Covered Funds"). Each eligible Director/Trustee is entitled to receive from the Covered Fund an annual benefit commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of his compensation multiplied by the number of such Director/Trustee's years of service (not in excess of 15 years) completed with respect to any of the Covered Portfolios. Such benefit is payable to each eligible Director in quarterly installments for ten years following the date of retirement or the life of the Director/Trustee. The Plan establishes age 72 as a mandatory retirement age for Directors/Trustees; however, Director/Trustees serving the Funds as of September 12, 1995 are not subject to such mandatory retirement. Directors/Trustees serving the Funds as of September 12, 1995 who elect retirement under the Plan prior to September 12, 1996 will receive an annual retirement benefit at any increased compensation level if compensation is increased prior to September 12, 1997 and receive spousal benefits (i.e., in the event the Director/Trustee dies prior to receiving full benefits under the Plan, the Director/Trustee's spouse (if any) will be entitled to receive the retirement benefit within the 10 year period.)

    Retiring Directors will be eligible to serve as Honorary Directors for one year after retirement and will be entitled to be reimbursed for travel expenses to attend a maximum of two meetings.


    Set forth in the table below are the estimated annual benefits payable to an eligible Director upon retirement assuming various compensation and years of service classifications. As of December 31, 1997, the estimated credited years of service for Directors Chadha, Duer, Maher, McCosh, Miller, Preston and Russell are 2, 19, 2, 2, 23, 19 and 16, respectively.


                    Highest Annual Compensation Paid by All Funds
                    ---------------------------------------------
                $20,000         $25,000        $30,000        $35,000

     Years of
     Service           Estimated Annual Benefit Upon Retirement
     -------           ----------------------------------------
       15       $15,000         $18,750        $22,500        $26,250
       14        14,000          17,500         21,000         24,500
       13        13,000          16,250         19,500         22,750
       12        12,000          15,000         18,000         21,000
       11        11,000          13,750         16,500         19,250
       10        10,000          12,500         15,000         17,500

                               SHAREHOLDER REPORTS

    Shareholders will receive reports at least semi-annually showing the Fund's holdings and other information. In addition, shareholders will receive annual financial statements audited by KPMG Peat Marwick LLP, the Fund's independent auditors.

LEXINGTON GROWTH AND INCOME FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1997

   NUMBER                                        VALUE
  OF SHARES              SECURITY              (NOTE 1)
--------------------------------------------------------------------------------



             COMMON STOCK: 97.2%

             BANKING: 2.5%
   85,500    Union Planters Corporation ... $  5,808,656
                                            ------------
             CAPITAL EQUIPMENT: 7.3%
  130,000    Cymer, Inc.1 .................    1,954,062
  145,000    Dover Corporation ............    5,238,125
  104,100    Ingersoll-Rand Company .......    4,216,050
   85,000    Sealed Air Corporation1 ......    5,248,750
                                            ------------
                                              16,656,987
                                            ------------

             CONSUMER DURABLE GOODS: 2.1%
  170,600    EMC Corporation1 .............    4,680,837
                                            ------------

             CONSUMER NONDURABLE GOODS: 3.3%
  115,400    PepsiCo, Inc. ................    4,204,887
   54,000    Unilever NV1 .................    3,371,625
                                            ------------
                                               7,576,512
                                            ------------

             DRUGS: 2.1%
   65,000    Pfizer, Inc. .................    4,846,562
                                            ------------

             ENERGY SOURCES: 8.9%
   65,000    BJ Services Company1 .........    4,675,937
   76,300    Diamond Offshore Drilling, Inc.   3,671,937
   51,800    Mobil Corporation ............    3,739,312
   66,000    Texaco, Inc. .................    3,588,750
  124,500    Tosco Corporation ............    4,707,656
                                            ------------
                                              20,383,592
                                            ------------

             FINANCIAL SERVICES: 20.5%
   63,000    Ace, Ltd. ....................    6,079,500
   56,000    Allstate Corporation .........    5,089,000
   98,500    Conseco, Inc. ................    4,475,594
   97,000    Federal National Mortgage
                Association ...............    5,535,062
   69,000    Foremost Corporation of America   4,812,750
  102,000    NAC Re Corporation ...........    4,978,875
   74,000    NationsBank Corporation ......    4,500,125
  168,000    Norwest Corporation ..........    6,489,000
   88,700    UNUM Corporation .............    4,823,063
                                            ------------
                                              46,782,969
                                            ------------

             HEALTH & PERSONAL CARE: 12.5%
   62,000    Bristol-Myers Squibb Company . $  5,866,750
   66,000    Cardinal Health, Inc. ........    4,958,250
   68,800    Eli Lilly & Company ..........    4,790,200
  112,000    Medtronic, Inc. ..............    5,859,000
   80,000    United Healthcare Corporation     3,975,000
   24,000    Warner-Lambert Company .......    2,976,000
                                            ------------
                                              28,425,200
                                            ------------

             HOUSEHOLD PRODUCTS: 2.5%
   70,200    Procter & Gamble Company .....    5,602,838
                                            ------------

   NUMBER                                       VALUE
  OF SHARES              SECURITY              (NOTE 1)
--------------------------------------------------------------------------------


             MATERIALS: 3.6%
  114,000    Fort James Corporation .......    4,360,500
   84,000    Praxair, Inc. ................    3,780,000
                                            ------------
                                               8,140,500
                                            ------------

             MERCHANDISING: 16.4%
  176,000    Borders Group, Inc.1 .........    5,511,000
  128,000    Costco Companies, Inc.1 ......    5,708,000
  166,500    Gap, Inc. ....................    5,900,344
   76,500    Home Depot, Inc. .............    4,503,938
   89,000    Rite Aid Corporaton ..........    5,223,188
  100,000    Safeway, Inc.1 ...............    6,325,000
  121,000    The TJX Companies, Inc.1 .....    4,159,375
                                            ------------
                                              37,330,845
                                            ------------

             MULTI-INDUSTRY: 4.8%
  101,600    AlliedSignal, Inc. ...........    3,956,050
  153,000    Tyco International, Ltd. .....    6,894,563
                                            ------------
                                              10,850,613
                                            ------------

             SERVICES: 10.7%
   66,100    Computer Associates
               International, Inc. ........    3,495,038
   61,300    Ecolab, Inc. .................    3,398,319
  231,200    Global Industries, Ltd.1 .....    3,937,625
  153,500    Sungard Data Systems, Inc.1 ..    4,758,500
   55,000    The Walt Disney Company ......    5,448,438
  121,800    Williams Companies, Inc. .....    3,456,075
                                            ------------
                                              24,493,995
                                            ------------

             TOTAL COMMON STOCK
             (cost $166,907,754) ..........  221,580,106
                                            ------------


             SHORT-TERM INVESTMENTS: 3.9%
             U.S. Government Agency Obligations
$9,000,000   Federal Home Loan Mortgage
                Corporation
                4.75%, due 01/02/98
                (cost $8,998,813) ......... $  8,998,813
                                            ------------

             TOTAL INVESTMENTS: 101.1%
             (cost $175,906,567+) (Note 1). $230,578,919
                                            ============

             Liabilities in excess of other assets:

               (1.1%) .....................   (2,541,755)
                                            ------------
             TOTAL NET ASSETS: 100.0%
             (equivalent to $20.27 on
                11,248,389
                shares outstanding) ....... $228,037,164
                                            ============


----------
1  Non-income producing security.
+  Aggregate cost for Federal income tax purposed is identical.

    The Notes to Financial Statements are an integral part of this statement.


LEXINGTON GROWTH & INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS
Investments, at value
  (cost $175,906,567) (Note 1) .................................................   $230,578,919
Cash ...........................................................................        506,473
Receivable for investment securities sold ......................................      1,080,834
Receivable for shares sold .....................................................        157,239
Dividends and interest receivable ..............................................        134,159
                                                                                   ------------
       Total Assets ............................................................   $232,457,624
                                                                                   ------------

LIABILITIES
Due to Lexington Management Corporation
  (Note 2) .....................................................................        121,199
Payable for investment securities purchased ....................................        266,688
Payable for shares redeemed ....................................................        174,415
Distributions payable ..........................................................      3,671,041
Accrued expenses ...............................................................        187,117
                                                                                   ------------
       Total Liabilities .......................................................      4,420,460
                                                                                   ------------
NET ASSETS (equivalent to $20.27 per share on
  11,248,389 shares outstanding)(Note 4) .......................................   $228,037,164
                                                                                   ============

NET ASSETS consist of:
Capital stock--authorized 1,000,000,000 shares,
  $.001 par value per share ....................................................   $     11,248
Additional paid-in capital (Note 1) ............................................    171,444,930
Accumulated net realized gain on investments
  (Note 1) .....................................................................      1,908,634
Unrealized appreciation on investments .........................................     54,672,352
                                                                                   ------------
TOTAL NET ASSETS ...............................................................   $228,037,164
                                                                                   ============


LEXINGTON GROWTH & INCOME FUND, INC
STATEMENT OF OPERATIONS
Year ended December 31, 1997

INVESTMENT INCOME
Dividends ......................................................................   $  2,495,415
Interest .......................................................................        548,009
                                                                                   ------------
                                                                                      3,043,424
Less: foreign tax expense ......................................................         10,720
                                                                                   ------------
     Total investment income ...................................................   $  3,032,704

EXPENSES
   Investment advisory fee (Note 2) ............................................      1,403,527
   Distribution expense (Note 3) ...............................................        474,205
   Transfer agent and shareholder servicing
     expense (Note 2) ..........................................................        230,698
   Accounting expenses (Note 2) ................................................        155,384
   Printing and mailing expenses ...............................................         67,970
   Professional fees ...........................................................         52,373
   Registration fees ...........................................................         34,432
   Custodian expense ...........................................................         26,542
   Computer processing fees ....................................................         20,462
   Directors' fees and expenses ................................................         18,107
   Other expenses ..............................................................         81,884
                                                                                   ------------
     Total expenses ............................................................      2,565,584
                                                                                   ------------
       Net investment income ...................................................        467,120

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
(NOTE 5)
Net realized gain on investments ...............................................     35,330,683
Net change in unrealized appreciation on
  investments ..................................................................     20,980,248
                                                                                   ------------
Net realized and unrealized gain on
  investments ..................................................................     56,310,931
                                                                                   ------------
INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ..............................................................   $ 56,778,051
                                                                                   ============

   The Notes to Financial Statements are an integral part of these statements.



LEXINGTON GROWTH AND INCOME FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1997 and 1996

                                                   1997             1996
                                              -------------    -------------
Net investment income .....................   $     467,120    $     712,927
Net realized gain from investments ........      35,330,683       14,853,714
Net change in unrealized
  appreciation of investments .............      20,980,248       22,564,960
                                              -------------    -------------
    Net increase in net assets
      resulting from operations ...........      56,778,051       38,131,601
Distributions to shareholders from
  net investment income ...................        (691,040)      (1,197,624)
Distributions to shareholders from net
  realized gains from security transactions     (36,280,960)     (11,924,849)
Increase in net assets from
  capital share transactions
  (Note 4) ................................       7,922,045       36,399,400
                                              -------------    -------------
  Net increase in net assets ..............      27,728,096       61,408,528

NET ASSETS:
  Beginning of period .....................     200,309,068      138,900,540
                                              -------------    -------------
  End of period (including undistributed
  net investment income of $0, 1997 and
    1996, respectively)(Note 1) ...........   $ 228,037,164    $ 200,309,068
                                              =============    =============

The Notes to Financial Statements are an integral part of these statements

LEXINGTON GROWTH AND INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996

1.  SIGNIFICANT ACCOUNTING  POLICIES

Lexington Growth and Income Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term appreciation of capital. Income is a secondary objective. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

      INVESTMENTS Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked price is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

      FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

      DISTRIBUTIONS Dividends from net investment income are normally declared and paid quarterly and dividends from net realized capital gains are normally declared and paid annually. However, the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

      USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENT ADVISORY
    FEE AND OTHER  TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.75% of the Fund's average daily net assets up to $100 million and in decreasing stages to 0.40% of average daily net assets in excess of $250 million. For 1997, LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses but including management fees and operating expenses) to an annual rate of 2.50% of the Fund's average net assets. No reimbursement was required for the year ended December 31, 1997. The Fund reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $354,153 which are incurred by the Fund, but paid by LMC.

3.  DISTRIBUTION PLAN

The Fund has a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay

LEXINGTON GROWTH AND INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996 (continued)

distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the year ended December 31, 1997 were $474,205 and are set forth in the statement of operations.

4.  CAPITAL STOCK

Transactions in capital stock were as follows:

                                                 Year ended
                             December 31, 1997                December 31, 1996
                      ------------------------------    ---------------------------
                        Shares            Amount           Shares         Amount
                      ----------        -----------      ----------     -----------
Shares sold .........  1,769,495       $ 37,859,449       3,754,824    $ 69,417,382
Shares issued on
  reinvestment of
  dividends .........  1,653,833         32,896,215         615,141      11,475,109
                      ----------        -----------      ----------     -----------
                       3,423,328         70,755,664       4,369,965      80,892,491
Shares redeemed ..... (2,965,147)       (62,833,619)     (2,423,985)    (44,493,091)
                      ----------       ------------      ----------    ------------
  Net increase ......    458,181       $  7,922,045       1,945,980    $ 36,399,400
                      ==========       ============      ==========    ============


5.  PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1997, excluding short-term securities, were $185,974,101 and $213,678,083, respectively.

At December 31, 1997, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $57,348,687 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $2,676,335.

6.  INVESTMENT AND CONCENTRATION RISKS

The Fund's ability to invest in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

7. TAXATION INFORMATION (UNAUDITED)

The percentage of investment company taxable income eligible for the dividends received deduction available to certain corporate shareholders with respect to the year ended, December 31, 1997, is 34.7%.

Capital gain distributions paid to shareholders by the Fund during the year ended December 31, 1997, whether taken in shares or cash: $7,716,008 are designated as 28 percent long-term capital gain and $19,211,320 are designated as 20 percent long-term capital gain.

================================================================================
FINANCIAL HIGHLIGHTS
Selected per share data for a share outstanding throughout the period:

                                                               1997         1996        1995        1994      1993
                                                              ------       ------      ------     ------     ------
Net asset value, beginning of period ......................   $18.56       $15.71      $14.36     $16.16     $16.25
                                                              ------       ------      ------     ------     ------
Income (loss) from investment operations:
  Net investment income ...................................     0.05         0.07        0.22       0.17       0.21
  Net realized and unrealized gain (loss) on investments ..     5.46         4.08        3.00       (.68)      1.94
                                                              ------       ------      ------     ------     ------
Total income (loss) from investment operations ............     5.51         4.15        3.22       (.51)      2.15
Less distributions:
  Dividends from net investment income ....................    (0.07)       (0.13)      (0.22)     (0.16)     (0.21)
  Distributions from net realized gains ...................    (3.73)       (1.17)      (1.65)     (0.91)     (2.03)
  Distributions in excess of net realized gains
    (temporary book-tax difference) .......................     --           --          --         (.22)       --
                                                              ------       ------      ------     ------     ------
Total distributions .......................................    (3.80)       (1.30)      (1.87)     (1.29)     (2.24)
                                                              ------       ------      ------     ------     ------
Net asset value, end of period ............................   $20.27       $18.56      $15.71     $14.36     $16.16
                                                              ======       ======      ======     ======     ======
Total return ..............................................   30.36%       26.46%      22.57%     (3.11%)    13.22%
Ratios to average net assets:
  Expenses ................................................    1.17%        1.13%       1.09%      1.15%      1.29%
  Net investment income . .................................    0.21%        0.43%       1.38%      1.06%      1.20%
Portfolio turnover ........................................   88.15%      101.12%     159.94%     63.04%     93.90%
Average commissions paid per share on equity
   securities transactions* ............................... $   0.07     $   0.07        --        --          --
Net assets at end of period (000's omitted) ............... $228,037     $200,309    $138,901   $124,289   $134,508


*In accordance with SEC disclosure guidelines, the average commission is calculated for the periods beginning with the year ended December 31, 1996, but not for prior periods.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Lexington Growth and Income Fund, Inc.:

     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Growth and Income Fund, Inc. as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. As to securities purchased or sold, but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Growth and Income Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP

New York, New York
February 4, 1998

PART C.     OTHER INFORMATION
-------     -----------------
Item 24.  Financial Statements and Exhibits - List
          ----------------------------------------
     The Annual Report for the year ending December 31, 1997 was filed electronically on February 27, 1998 (as form type N-30D). Financial statements from this 1997 Annual Report have been included in the Statement of Additional Information.

                                          Page in the Statement
   (a) Financial Statements:              of Additional Information
       --------------------               -------------------------
       Report of Independent Auditors                19
       dated February 4, 1998

       Statement of Net Assets (Including          14-15
       the Portfolio of Investments) at
       December 31, 1997 (1)

       Statement of Assets and Liabilities           16
       at December 31, 1997

       Statement of Operations for the year          16
       ended December 31, 1997 (2)

       Statements of Changes in Net Assets for       17
       the years ended December 31, 1997
       and December 31, 1996

       Notes to financial statements               17-18

       Schedules II-VII and other Financial Statements, for which provisions are made in the applicable accounting regulations of the Securities and Exchange Commission, are omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto.

       (1) Includes the information required by Schedule I.

       (2) Includes the information required by the Statement of Realized Gain or Loss on Investments

ITEM 24.       Financial Statements and Exhibits - List
               ----------------------------------------
(b) Exhibits:

1.     Articles of Incorporation - Filed electronically 4/29/96 -
       Incorporated by reference

2.     By-Laws - Filed electronically 3/3/97 -
       Incorporated by reference

3.     Not Applicable

4.     Rights of Holders                                 Filed electronically

5. Investment Advisory Agreement between Registrant and Lexington Management Corporation -
       Filed electronically 4/29/96 - Incorporated by reference

6. Distribution Agreement between Registrant and Lexington Funds Distributor, Inc. - Filed electronically 3/3/97 - Incorporated by reference

7.     Retirement Plan for Eligible Directors            Filed electronically

8a.    Form of Custodian Agreement between
       Registrant and Chase Manhattan Bank, N.A. -
       Filed electronically 4/28/95 - Incorporated by reference

8b. Transfer Agency Agreement between Registrant and State Street Bank and Trust Company -
       Filed electronically 4/29/96 - Incorporated by reference

9. Form of Administrative Services Agreement between Registrant and Lexington Management
       Corporation - Filed electronically 4/28/95 -
       Incorporated by reference

10.    Opinion of Counsel as to Legality of Securities
       being registered                                  Filed electronically

11.    Consents
       (a) Consent of Counsel                            Filed electronically
       (b) Consent of Independent Auditors               Filed electronically

12.    Not Applicable

13.    Not Applicable

14.    Retirement Plans - Filed electronically 4/29/96 -
       Incorporated by reference

15. Form of Distribution Plan under Rule 12b-1 and Related Agreements - Filed electronically 3/3/97 -
       Incorporated by reference

16.    Performance Calculation - Filed 4/25/89           Filed electronically

17.    Financial Data Schedule                           Filed electronically

Item 25.   Persons Controlled by or under Common Control with Registrant
           -------------------------------------------------------------

       Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

       None.


Item 26.   Number of Holders of Securities
           -------------------------------

       State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant.

       The following information is given as of February 13, 1998:

       Title of Class                Number of Record Holders
       --------------                ------------------------
        Capital Stock                        7,176
       ($0.001 par value)


Item 27.   Indemnification
           ---------------

       State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

       Under the terms of the Maryland General Corporation Law and the Company's By-Laws, the Company may indemnify any person who was or is a director, officer or employee of the Company to the maximum extent permitted by the Maryland General Corporation Law; provided, however, that Company only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Board of Directors, by a majority vote of a quorum which consists of directors who are neither "interested persons" of Company as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or if a quorum of such directors so directs by independent legal counsel in a written opinion. No indemnification will be provided by the Company to any director or officer of the Company for any liability by the Company or Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Item 28.   Business and Other Connections of Investment Adviser
           ----------------------------------------------------

       Describe any other business, profession, vocation or employment of a substantial nature in which the investment adviser of the Registrant, and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

       See Prospectus Part A and Statement of Additional Information Part B ("Management of the Fund").


Item 29.  Principal Underwriters
          ----------------------

 (a)      Lexington Money Market Trust
          Lexington Worldwide Emerging Markets Fund, Inc.
          Lexington GNMA Income Fund, Inc.
          Lexington Growth and Income Fund, Inc.
          Lexington Ramirez Global Income Fund
          Lexington Goldfund, Inc.
          Lexington Global Fund, Inc.
          Lexington Natural Resources Trust
          Lexington Strategic Investments Fund, Inc.
          Lexington Strategic Silver Fund, Inc.
          Lexington Convertible Securities Fund
          Lexington International Fund, Inc.
          Lexington Emerging Markets Fund, Inc.
          Lexington Corporate Leaders Trust Fund
          Lexington Crosby Small Cap Asia Growth Fund, Inc.
          Lexington SmallCap Value Fund, Inc.
          Lexington Troika Dialog Russia Fund, Inc.

29 (b)

                           Position and Offices       Position and
Name and Principal         with Principal             Offices with
Business Address           Underwriter                Registrant
-------------------        ---------------------      -------------
Peter Corniotes*           Assistant Secretary        Asst. Secretary

Lisa Curcio*               Vice President and         Secretary
                           Secretary

Robert M. DeMichele*       Chief Executive Officer    Chairman of the
                           and Chairman               Board and President

Richard M. Hisey*          Chief Financial Officer,   Vice President and
                           Vice President & Director  Treasurer

Lawrence Kantor*           Executive Vice President   Director & Vice
                           and Director               President

Richard Lavery*            Vice President             Vice President

Janice Violette*           Assistant Treasurer        None


(c)
Not Applicable.

*P.O. Box 1515
 Saddle Brook, New Jersey  07663

Item 30.       Location of Accounts and Records
               ---------------------------------

     With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270, 31a-1 to 31a-3) promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.

     The Registrant, Lexington Growth and Income Fund, Inc., Park
80 West - Plaza Two, Saddle Brook, New Jersey 07663 will maintain physical possession of each such account, book or other document of the Company, except for those maintained by the Registrant's Custodian, Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036, or Transfer Agent, State Street Bank and Trust Company, c/o National Financial Data Services, 1004 Baltimore, Kansas City, Missouri 64105.


Item 31.      Management Services
              -------------------
     Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part A or B of this Form (because the contract was not believed to be material to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom for the last three fiscal years.

     None.


Item 32.       Undertakings -
               -------------
     The Registrant, Lexington Growth and Income Fund, Inc., undertakes to furnish a copy of the Fund's latest annual report, upon request and without charge, to every person to whom a prospectus is delivered.

     The Registrant will hold a meeting of its public shareholders, if requested to do so by the holders of at least 10 percent of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders.

                                    Registration No. 2-14767



             Securities and Exchange Commission

                   Washington, D.C.  20549



                          Exhibits

                         Filed With

                          Form N-1A




           LEXINGTON GROWTH AND INCOME FUND, INC.

                        EXHIBIT INDEX



The following documents are being filed electronically as exhibits to this filing:


Rights of Holders

Retirement Plan for Eligible Directors

Opinion of Counsel as to Legality of Securities being registered

Consent of Counsel

Consent of Independent Auditors

Performance Calculation

Financial Data Schedule

Cover

                         SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration statement to be signed on its behalf by the Undersigned, thereunto duly authorized, in the City of Saddle Brook and State of New Jersey, on the 2nd day of March, 1998.


                     LEXINGTON GROWTH AND INCOME FUND, INC.


                            /s/ Robert M. DeMichele
                           _________________________
                           By Robert M. DeMichele
                              Chairman of the Board


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                       Title                         Date


/s/ Robert M. DeMichele      Chairman of the Board         March 2, 1998
_________________________    Principal Executive Officer
Robert M. DeMichele



/s/ Richard M. Hisey          Principal Financial          March 2, 1998
_________________________     and Accounting Officer
Richard M. Hisey



/s/ Lisa Curcio                Principal Compliance         March 2, 1998
_________________________      Officer
Lisa Curcio


*SMS Chadha                    Director                     March 2, 1998
_________________________
 SMS Chadha


*Beverley C. Duer, P.E.        Director                    March 2, 1998
_________________________
 Beverley C. Duer, P.E.


*Barbara M. Evans              Director                    March 2, 1998
_________________________
 Barbara M. Evans

Signature                        Title                          Date

*Lawrence Kantor                 Director                   March 2, 1998
________________________
 Lawrence Kantor


*Jerard F. Maher                 Director                   March 2, 1998
________________________
 Jerard F. Maher


*Andrew M. McCosh                Director                   March 2, 1998
________________________
 Andrew M. McCosh


*Donald B. Miller                Director                   March 2, 1998
________________________
 Donald B. Miller


*John G. Preston                 Director                   March 2, 1998
________________________
 John G. Preston


*Margaret W. Russell             Director                   March 2, 1998
________________________
 Margaret W. Russell





*By: /s/ Lisa Curcio
     ____________________
     Lisa Curcio
     Attorney-in-Fact